UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06693

Nuveen Select Tax-Free Income Portfolio 3
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 September 2018

Nuveen Municipal Closed-End Funds

NXP	Nuveen Select Tax-Free Income Portfolio
NXQ	Nuveen Select Tax-Free Income Portfolio 2
NXR	Nuveen Select Tax-Free Income Portfolio 3
NXC	Nuveen California Select Tax-Free Income Portfolio
NXN	Nuveen New York Select Tax-Free Income Portfolio

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Share Information	8
Risk Considerations	10
Performance Overview and Holding Summaries	11
Shareholder Meeting Report	19
Portfolios of Investments	20
Statement of Assets and Liabilities	52
Statement of Operations	53
Statement of Changes in Net Assets	54
Financial Highlights	56
Notes to Financial Statements	62
Additional Fund Information	73
Glossary of Terms Used in this Report	74
Reinvest Automatically, Easily and Conveniently	76
Annual Investment Management Agreement Approval Process	77

Chairman’s Letter
to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
If stock markets are forward looking, then recent volatility suggests views are changing and becoming more divergent. Rising interest rates, moderating earnings growth prospects and a weakening global economic outlook have clouded the horizon, which led to a sharp sell-off in global equities during October. Similar to the remarkably low volatility of 2017, the summer of 2018 was relatively calm again. But more recent market action serves as another reminder that stock price fluctuations are actually the norm, not the exception.
With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors remain attuned to how trade conflicts, politics and tightening monetary policy might test the global economy’s resilience. However, it’s important to remember the markets are not the economy and vice-versa. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings remain healthy, their central bank has reaffirmed its commitment to a gradual stimulus withdrawal and more clarity on Brexit should emerge in the countdown to the March 2019 deadline.
Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chairman of the Board
November 22, 2018

Portfolio Managers’ Comments

Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton and Scott R. Romans, PhD, discuss key investment strategies and the six-month performance of the Nuveen Select Portfolios (the “Funds”). Michael has managed the three national Funds since 2016, while Scott has managed NXC since 2003 and NXN since 2011.
What key strategies were used to manage these Funds during the six-month reporting period ended September 30, 2018?
The broad municipal bond market notched a small gain over the reporting period. The Federal Reserve’s (Fed) series of gradual policy rate increases pushed U.S. Treasury yields higher, most notably across shorter maturities, which flattened the Treasury yield curve. Rates also rose across the municipal yield curve, but the move was uneven. The shortest and longest ends of the municipal curve saw more pronounced increases, while the middle of the curve experience a much smaller move. While rising interest rates weighed on municipal bond prices (as bond prices and yields move in opposite directions), strong credit fundamentals remained supportive of municipal bond market. The solid economic expansion, growing state and municipal tax revenues, and low defaults continued to draw yield-seeking investors to the municipal market. Robust demand for municipal bonds, along with shrinking issuance, provided a favorable technical backdrop that helped boost the overall relative value of municipal bonds. California’s municipal bond market performed in line with the broad market, while New York’s market modestly lagged the broad market during this reporting period.
We also note that California and New York are among the states with the highest personal income and property taxes, which will be more meaningfully affected by the new limits on state and local tax (known as SALT) deductions. While individual taxpayers in California and New York could see an increased tax burden, we also expect municipal bond demand to remain robust. In-state issues, which offer both state and federal tax advantages, are likely to be especially attractive to taxpayers in high income states. For state and local governments, the ability to raise taxes in the future may be more politically challenging. Bonds backed by tax revenues could face headwinds going forward, and state and local credit profiles could suffer if delays in tax increases hurt pension funding, capital investment or other government spending priorities.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

During the reporting period, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. NXP, NXQ and NXR primarily bought bonds with shorter (6- to 8-year) call structures, which offer lower duration profiles, to help maintain the Funds’ duration targets, as well as a few longer duration bonds. The shorter effective duration bonds were available at attractive yields because the Fed’s rate hikes were lifting interest rates on the shorter end of the yield curve. We bought these bonds using the proceeds from called and maturing bonds and from selling some shorter-dated (1- to 2-year) bonds with low embedded yields.
For the state-specific Funds, we continued to focus our buying on maturity structures of 20 years and longer as we anticipated further flattening in the yield curve. The California Fund tended to add higher rated bonds (with tobacco being an exception), while the New York Fund added some lower rated, higher yielding bonds. For both Funds, a sustained increase in interest rates during September 2018 presented favorable conditions to sell some depreciated bonds and buy a similarly structured, higher yielding bond. These bond swaps help boost tax efficiencies, as the loss on the depreciated bonds we sold can be used to offset capital gains in the future, and help increase the Fund’s income distribution capabilities. This activity boosted our portfolio turnover in NXC and NXN toward the end of the reporting period.
In NXC, we took advantage of the significant spread widening between 4% and 5% coupon bonds in the California municipal market early in this reporting period. This enabled us to swap lower quality 4% coupon bonds for higher quality 4% coupon bonds, which could also provide the Fund with a source of liquidity if the market environment shifts. Refunding activity was elevated in the tobacco sector in this reporting period, which affected the NXC’s tobacco holdings. We reinvested some of the proceeds from the called tobacco bonds into the new issues, which were issued with higher credit quality than the called bonds. We also bought some airport credits subject to the alternative minimum tax (AMT), including bonds issued for Los Angeles International Airport and San Francisco International Airport, which were available at attractive spreads due to temporary weakness.
In NXN, the opportunity to buy attractively valued, lower rated credits had dwindled as credit spreads have narrowed considerably since the first quarter of 2017. In this environment, we have focused on buying higher grade (AAA and AA rated), well-structured deals that we believe offer attractive risk-reward profiles in a rising interest rate environment and can be sold to fund future purchases when more attractive long-term opportunities present themselves. We primarily bought bonds with maturities 20 years and longer and offering 5% coupons. We found these opportunities selectively within the utilities, ports and energy sectors.
As of September 30, 2018, NXP, NXQ and NXN continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended September 30, 2018?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended September 30, 2018. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the six months ended September 30, 2018, the total returns on common share NAV for NXC and NXN underperformed the national S&P Municipal Bond Index. NXC underperformed the S&P Municipal Bond California Index and NXN outperformed the S&P Municipal Bond New York Index for the same period. The three national Funds, NXP, NXQ and NXR, outperformed the national S&P Municipal Bond Index during the six-month period.
The factors affecting performance in this reporting period included duration and yield curve positioning, credit ratings allocations and sector positioning. In addition, the use of leverage affected the performance of NXP, NXQ and NXN. NXR and NXC did not use leverage in this reporting period. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Duration and yield curve positioning had a neutral impact on the performance of NXP, NXQ and NXR in this reporting period, while it was a slight detractor from NXC and NXN’s performance. NXC and NXN were positioned with longer durations than the benchmark, which was unfavorable amid rising interest rates.
Our emphasis on lower rated bonds was advantageous for all five Funds, as lower rated bonds continued to outperform high grade bonds. The Funds held underweight allocations to high grade (AAA and AA rated) bonds, groups which underperformed, and overweight allocations to A rated and lower credits, which outperformed. Lower rated bonds continued to exhibit appealing and generally stable yield premiums supported by continued favorable municipal financial performance, supportive economic and monetary policies and investor support, leading to outperformance versus otherwise comparable bonds with higher ratings.
Sector allocations contributed the most to the three national Funds but had a neutral impact on the two state Funds’ performance. An overweight to the tobacco sector contributed positively to the five Funds’ performance as the sector benefited from elevated call activity during the reporting period and speculation that refinancing activity could continue in the sector. For NXP, NXQ and NXR, an underweight to the tax-supported sector was beneficial to performance. In addition, within the broad tax-supported sector, we held an overweight to the dedicated tax bonds sub-sector, which was also advantageous. The Fund held zero coupon, long duration dedicated tax bonds, such as Metropolitan Pier and Exposition Authority McCormick Place Expansion Project, which performed especially well.
Additionally, NXP, NXQ and NXR’s holdings in FirstEnergy bonds were among the larger positive contributors in this reporting period. The energy supplier had performed poorly earlier in 2017 amid credit concerns relating to its parent company’s plan to exit the power generation business (as detailed in “An Update on FirstEnergy Solutions Corp.” at the end of this commentary). Recent progress on negotiations with bondholders helped the bonds appreciate during this reporting period, which was positive for the Funds’ performance.
An Update on FirstEnergy Solutions Corp.
FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on March 18, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solutions’s parent, announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.
In terms of FirstEnergy Solutions holdings, shareholders should note that NXP had 0.27% exposure, NXQ had 0.27% exposure and NXR had 0.35% exposure, which was a mix of unsecured and secured holdings. NXC and NXN had no exposure to FirstEnergy.

Share Information

DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of September 30, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXP	NXQ	NXR	NXC	NXN
April 2018	$0.0455	$0.0420	$0.0435	$0.0440	$0.0420
May	0.0455	0.0420	0.0435	0.0440	0.0420
June	0.0455	0.0420	0.0435	0.0440	0.0420
July	0.0455	0.0420	0.0435	0.0440	0.0420
August	0.0455	0.0420	0.0435	0.0440	0.0420
September 2018	0.0455	0.0420	0.0435	0.0440	0.0420
Total Distributions from Net Investment Income	$0.2730	$0.2520	$0.2610	$0.2640	$0.2520

Yields
Market Yield*	3.93%	3.77%	3.73%	3.77%	3.95%
Taxable-Equivalent Yield*	5.17%	4.96%	4.91%	5.65%	5.69%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 24.0%, 24.0%, 24.0%, 33.3% and 30.6% for NXP, NXQ, NXR, NXC and NXN, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

EQUITY SHELF PROGRAM
During the current reporting period, NXC was authorized by the Securities and Exchange Commission to issue additional shares through an equity shelf program (Shelf Offering). Under this program, NXC, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share. The total amount of shares authorized under this Shelf Offering is shown in the accompanying table:

NXC
Additional authorized shares	600,000*
* Represents additional authorized shares for the period April 1, 2018 through July 31, 2018.

During the current reporting period, NXC did not sell any common shares through its Shelf Offering.
Refer to the Notes to Financial Statements, Note 4 – Fund Shares, Shares Equity Shelf Program and Offering Costs for further details on Shelf Offerings and the Fund’s transactions.
SHARE REPURCHASES
During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of September 30, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Shares cumulatively repurchased and retired	—	—	—	—	—
Shares authorized for repurchase	1,655,000	1,770,000	1,305,000	635,000	390,000

OTHER SHARE INFORMATION
As of September 30, 2018, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
NAV	$15.03	$14.42	$15.31	$14.83	$13.77
Share price	$13.91	$13.36	$14.00	$13.99	$12.77
Premium/(Discount) to NAV	(7.45)%	(7.35)%	(8.56)%	(5.66)%	(7.26)%
6-month average premium/(discount) to NAV	(6.78)%	(6.76)%	(6.16)%	(7.34)%	(7.72)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Tax-Free Income Portfolio (NXP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXP.
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXQ.
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXR.
Nuveen California Select Tax-Free Income Portfolio (NXC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXC.
Nuveen New York Select Tax-Free Income Portfolio (NXN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXN.

NXP	Nuveen Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of
September 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXP at NAV	1.21%	1.09%	5.34%	5.54%
NXP at Share Price	1.15%	(3.08)%	5.49%	5.25%
S&P Municipal Bond Index	0.77%	0.48%	3.65%	4.82%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

NXP	Performance Overview and Holding Summaries as of
September 30, 2018 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	96.6%
Corporate Bonds	0.1%
Short-Term Municipal Bonds	2.5%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.5%
AAA	1.8%
AA	35.4%
A	33.3%
BBB	12.0%
BB or Lower	6.6%
N/R (not rated)	1.4%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.6%
Tax Obligation/General	17.0%
Transportation	16.2%
Health Care	13.4%
Education and Civic Organizations	7.7%
U.S. Guaranteed	6.3%
Other	15.8%
Total	100%

States and Territories
(% of total municipal bonds)
California	16.6%
Illinois	11.5%
Texas	9.9%
New Jersey	8.8%
Colorado	6.2%
Washington	4.7%
Ohio	4.3%
Connecticut	3.4%
New York	3.1%
Guam	2.8%
Missouri	2.8%
Arizona	2.7%
Iowa	2.7%
Oregon	2.1%
Other	18.4%
Total	100%

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Performance Overview and Holding Summaries as of
September 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXQ at NAV	1.05%	0.71%	5.38%	5.46%
NXQ at Share Price	1.04%	(1.14)%	5.48%	4.94%
S&P Municipal Bond Index	0.77%	0.48%	3.65%	4.82%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

NXQ	Performance Overview and Holding Summaries as of
September 30, 2018 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.1%
Corporate Bonds	0.1%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.3%
AAA	3.6%
AA	31.2%
A	38.4%
BBB	14.1%
BB or Lower	6.6%
N/R (not rated)	0.8%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.5%
Transportation	18.0%
Tax Obligation/Limited	17.9%
Health Care	15.7%
Utilities	6.4%
U.S. Guaranteed	5.2%
Consumer Staples	5.1%
Education and Civic Organizations	5.0%
Other	4.2%
Total	100%

States and Territories
(% of total municipal bonds)
California	14.1%
Illinois	12.5%
Texas	9.6%
Colorado	7.5%
Washington	5.1%
Pennsylvania	4.4%
Massachusetts	3.8%
Arizona	3.5%
Nevada	3.3%
New Jersey	3.2%
Wisconsin	3.0%
Ohio	2.9%
Connecticut	2.7%
Guam	2.6%
Iowa	2.6%
Indiana	2.1%
Other	17.1%
Total	100%

NXR	Nuveen Select Tax-Free Income Portfolio 3
Performance Overview and Holding Summaries as of
September 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXR at NAV	1.18%	0.71%	5.74%	5.73%
NXR at Share Price	0.17%	(4.30)%	5.85%	5.48%
S&P Municipal Bond Index	0.77%	0.48%	3.65%	4.82%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

NXR	Performance Overview and Holding Summaries as of
September 30, 2018 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	96.7%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	2.5%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.5%
AAA	0.3%
AA	34.2%
A	33.6%
BBB	12.8%
BB or Lower	6.6%
N/R (not rated)	2.0%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.0%
Tax Obligation/General	19.4%
Transportation	15.2%
Health Care	13.2%
U.S. Guaranteed	8.2%
Water and Sewer	6.1%
Consumer Staples	5.8%
Utilities	5.4%
Other	5.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	22.5%
Illinois	10.1%
Texas	9.4%
Pennsylvania	6.9%
Ohio	5.9%
Colorado	5.5%
Washington	5.2%
Massachusetts	4.6%
New Jersey	2.9%
Connecticut	2.6%
Virginia	2.6%
Nebraska	2.1%
Other	19.7%
Total	100%

NXC	Nuveen California Select Tax-Free
Income Portfolio
Performance Overview and Holding Summaries as of
September 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXC at NAV	0.49%	0.60%	5.24%	5.98%
NXC at Share Price	2.56%	(6.38)%	5.71%	6.50%
S&P Municipal Bond California Index	0.77%	0.56%	4.12%	5.26%
S&P Municipal Bond Index	0.77%	0.48%	3.65%	4.82%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	95.3%
Short-Term Municipal Bonds	4.8%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.6%
Tax Obligation/Limited	18.7%
Water and Sewer	15.6%
Health Care	14.0%
Transportation	8.5%
U.S. Guaranteed	6.9%
Utilities	6.6%
Consumer Staples	5.5%
Other	1.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.0%
AAA	14.3%
AA	45.9%
A	16.5%
BBB	3.9%
BB or Lower	7.7%
N/R (not rated)	1.7%
Total	100%

NXN	Nuveen New York Select Tax-Free
Income Portfolio
Performance Overview and Holding Summaries as of
September 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXN at NAV	0.66%	0.38%	4.12%	4.78%
NXN at Share Price	0.32%	(5.23)%	3.77%	4.61%
S&P Municipal Bond New York Index	0.50%	(0.09)%	3.47%	4.67%
S&P Municipal Bond Index	0.77%	0.48%	3.65%	4.82%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.6%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating
Rate Obligations	100.8%
Floating Rate Obligations	(0.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	20.0%
Tax Obligation/Limited	19.5%
Transportation	17.3%
U.S. Guaranteed	11.5%
Water and Sewer	8.9%
Utilities	8.5%
Consumer Staples	5.7%
Others	8.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.3%
AAA	21.5%
AA	37.2%
A	6.6%
BBB	13.1%
BB or Lower	6.1%
N/R (not rated)	4.2%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on August 8, 2018 for NXP, NXQ, NXR, NXC and NXN; at this meeting the shareholders were asked to elect Board Members.

	NXP	NXQ	NXR	NXC	NXN
	Common	Common	Common	Common	Common
	Shares	Shares	Shares	Shares	Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	14,716,705	16,219,489	11,726,839	5,667,859	3,386,376
Withhold	468,693	404,203	337,626	159,550	144,064
Total	15,185,398	16,623,692	12,064,465	5,827,409	3,530,440
Jack B. Evans
For	14,588,665	16,052,820	11,559,133	5,568,603	3,450,735
Withhold	596,733	570,872	505,332	258,806	79,705
Total	15,185,398	16,623,692	12,064,465	5,827,409	3,530,440
Albin F. Moschner
For	14,669,237	16,170,252	11,694,894	5,604,160	3,445,889
Withhold	516,161	453,440	369,571	223,249	84,551
Total	15,185,398	16,623,692	12,064,465	5,827,409	3,530,440
William J. Schneider
For	14,610,781	16,060,891	11,573,139	5,521,079	3,442,922
Withhold	574,617	562,801	491,326	306,330	87,518
Total	15,185,398	16,623,692	12,064,465	5,827,409	3,530,440

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.7%
	MUNICIPAL BONDS – 96.6%
	Alaska – 0.3%
$ 775	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,	11/18 at 100.00	B3	$ 775,000
	Series 2006A, 5.000%, 6/01/46
	Arizona – 2.2%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series	3/21 at 100.00	A	2,649,750
	2011B-1&2, 5.250%, 3/01/39
280	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis	No Opt. Call	BB	272,045
	Schools, Inc., Projects, Series 2017D, 3.000%, 7/01/22, 144A
255	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis	No Opt. Call	AA–	246,011
	Schools, Inc., Projects, Series 2017F, 3.000%, 7/01/26
350	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math	No Opt. Call	AA–	364,196
	& Science Projects, Series 2018A, 4.000%, 7/01/22
270	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise	No Opt. Call	BB+	267,632
	Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,114,180
	Refunding Series 2016A, 5.000%, 1/01/38
625	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	10/20 at 100.00	A–	660,038
	Company, Series 2010A, 5.250%, 10/01/40
5,280	Total Arizona			5,573,852
	Arkansas – 0.7%
6,555	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer	No Opt. Call	Aa2	1,852,705
	Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured
	California – 16.5%
4,245	Anaheim City School District, Orange County, California, General Obligation Bonds, Election	No Opt. Call	AA	2,665,478
	2002 Series 2007, 0.000%, 8/01/31 – AGM Insured
2,840	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	1,824,246
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/23 at 100.00	AA– (4)	3,399,060
	2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
2,310	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System,	7/23 at 100.00	AA–	2,549,478
	Series 2013A, 5.000%, 7/01/33
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/23 at 100.00	A+	1,798,689
	2013I, 5.000%, 11/01/38
2,745	California State, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/29	10/19 at 100.00	AA–	2,828,668
895	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R (4)	931,865
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	1,487,151
	Series 2009A, 0.000%, 5/01/34 – AGM Insured
800	East Side Union High School District, Santa Clara County, California, General Obligation	8/19 at 100.00	AA (4)	821,464
	Bonds, 2008 Election Series 2010B, 5.000%, 8/01/24 (Pre-refunded 8/01/19) – AGC Insured
2,710	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	A+	2,003,530
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	Aa2	2,514,324
	Series 2006, 0.000%, 8/01/25 – NPFG Insured
1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds,	No Opt. Call	A+	882,270
	Refunding Series 2007, 0.000%, 8/01/23 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	$ 952,650
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	N/R (4)	621,429
	6.750%, 11/01/39 (Pre-refunded 11/01/19)
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	3,014,833
	Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured
1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of	No Opt. Call	A+ (4)	1,031,118
	Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School	No Opt. Call	AA–	4,678,640
	Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/33
1,350	San Diego Association of Governments, California, South Bay Expressway Toll Revenue Bonds,	7/27 at 100.00	A	1,523,070
	First Senior Lien Series 2017A, 5.000%, 7/01/42
1,800	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds,	11/24 at 100.00	AA–	2,003,976
	Non-WSIP, Series 2017A, 5.000%, 11/01/42
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds,	No Opt. Call	AA	1,505,021
	Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured
1,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	11/18 at 100.00	B–	1,200,461
	Bonds, Series 2005A-1, 5.500%, 6/01/45
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	AAA	784,829
	Election of 2005, Series 2007, 0.000%, 10/01/30 – AMBAC Insured
51,295	Total California			41,022,250
	Colorado – 6.2%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	531,505
	Improvement Series 2017, 5.000%, 12/01/21, 144A
1,780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	1/23 at 100.00	BBB+	1,888,847
	Series 2013A, 5.250%, 1/01/45
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	1,029,480
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
2,630	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue	12/27 at 100.00	A+	2,932,503
	Bonds, Series 2017B, 5.000%, 12/01/42
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B,	11/23 at 100.00	A+	2,119,251
	5.000%, 11/15/43
250	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	168,460
	9/01/29 – NPFG Insured
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%,	9/26 at 54.77	A	5,059,000
	9/01/38 – NPFG Insured
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/32 –	9/20 at 50.83	A	960,560
	NPFG Insured
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/25 at 100.00	N/R	686,315
	Bonds, Refunding Series 2015A, 5.000%, 12/01/35
23,215	Total Colorado			15,375,921
	Connecticut – 3.4%
2,500	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	A1	2,713,475
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,122,700
1,890	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series	10/23 at 100.00	AA	2,056,887
	2013A, 5.000%, 10/01/32
1,625	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	9/24 at 100.00	AA	1,751,441
	Series 2014A, 5.000%, 9/01/34
750	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	AA–	823,230
7,765	Total Connecticut			8,467,733

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 2.8%
$ 3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	$ 3,226,470
1,650	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	A–	1,774,113
1,740	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	A–	1,910,329
	Series 2013, 5.250%, 7/01/25
6,390	Total Guam			6,910,912
	Idaho – 1.3%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series	3/24 at 100.00	A–	3,224,700
	2014A, 5.000%, 3/01/44
	Illinois – 11.4%
	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System
	Revenue Bonds, Series 1999A:
2,565	0.000%, 4/01/20 – NPFG Insured	No Opt. Call	Baa2	2,457,860
2,000	0.000%, 4/01/23 – NPFG Insured	No Opt. Call	Baa2	1,736,980
725	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	840,761
	2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series	12/21 at 100.00	BB–	741,365
	2011A, 5.000%, 12/01/41
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	B+	767,355
	Series 2017C, 5.000%, 12/01/30
360	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B+	408,712
	2016B, 6.500%, 12/01/46
55	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax	No Opt. Call	Baa2	35,409
	Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured
645	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien	No Opt. Call	A	668,536
	Refunding Series 2016C, 5.000%, 1/01/20
880	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	991,998
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013:
2,100	4.000%, 8/15/33	8/22 at 100.00	AA+	2,147,544
2,245	5.000%, 8/15/43	8/22 at 100.00	AA+	2,401,858
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A,	7/23 at 100.00	A–	284,614
	6.000%, 7/01/43
1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series	8/19 at 100.00	N/R (4)	1,041,870
	2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)
1,270	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/19	No Opt. Call	BBB	1,280,020
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,302,895
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General	No Opt. Call	Aa3	853,230
	Obligation Bonds, Series 2008, 0.000%, 2/01/24 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
1,720	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	Baa2	1,057,439
765	0.000%, 6/15/30	No Opt. Call	BB+	458,633
45	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	31,432
6,070	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	Baa2	3,355,678
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	Baa2	2,116,100
1,775	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	1,966,487
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	345,098
	6.000%, 10/01/42
34,450	Total Illinois			28,291,874

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 1.5%
$ 2,855	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2010, 5.250%, 7/15/25	1/20 at 100.00	AA+ (4)	$ 2,973,254
	(Pre-refunded 1/15/20)
750	Purdue University, Indiana, University Revenue Bonds, Student Facility System Series 2009A,	1/19 at 100.00	AAA	755,940
	5.000%, 7/01/23 (Pre-refunded 1/01/19)
3,605	Total Indiana			3,729,194
	Iowa – 2.7%
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/19 at 104.00	B	746,040
	Project, Series 2016, 5.875%, 12/01/26, 144A
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/22 at 105.00	B	883,859
	Project, Series 2018B, 5.250%, 12/01/50 (Mandatory put 12/01/37)
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	11/18 at 100.00	B+	1,009,970
	5.375%, 6/01/38
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	11/18 at 100.00	BB–	4,040,080
	5.600%, 6/01/34 (5)
6,540	Total Iowa			6,679,949
	Kentucky – 1.1%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare	8/21 at 100.00	A	2,621,825
	System Obligated Group, Series 2011, 5.250%, 8/15/46
	Massachusetts – 1.5%
1,625	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,761,110
	5.000%, 11/01/43
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	BBB+	377,296
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
1,510	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA	1,515,496
	(Alternative Minimum Tax)
3,535	Total Massachusetts			3,653,902
	Michigan – 0.2%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	381,788
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
	Missouri – 2.8%
360	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales	10/18 at 100.00	AA+	360,540
	Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Series 2004B-1:
1,165	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA	1,030,629
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	3,320,450
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	2,135,560
	CoxHealth, Series 2013A, 5.000%, 11/15/38
8,525	Total Missouri			6,847,179
	Nebraska – 0.2%
500	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018,	6/28 at 100.00	Aa1	467,345
	3.500%, 12/15/42
	Nevada – 1.6%
275	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series	9/27 at 100.00	BBB+	300,399
	2017A, 5.000%, 9/01/37
750	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 2016-XG0028,	1/20 at 100.00	A+	887,790
	15.666%, 7/01/42, 144A (IF)
1,250	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	1,296,925
	International Airport, Series 2010A, 5.250%, 7/01/42

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%,	6/19 at 100.00	BBB+ (4)	$ 1,562,205
	6/15/30 (Pre-refunded 6/15/19)
3,775	Total Nevada			4,047,319
	New Hampshire – 0.5%
1,250	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	1,249,788
	Management Inc., Project, Series 2003, 3.125%, 8/01/24 (Alternative Minimum Tax)
	New Jersey – 8.7%
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,015,867
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)
1,035	New Jersey Economic Development Authority, School Facilities Construction Financing Program	3/21 at 100.00	A–	1,088,261
	Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,380	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	A–	1,508,450
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23
260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital	7/25 at 100.00	AA	290,527
	Issue, Refunding Series 2015A, 5.000%, 7/01/29 – AGM Insured
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series	No Opt. Call	AA	17,847,896
	2006C, 0.000%, 12/15/34 – AGM Insured
38,615	Total New Jersey			21,751,001
	New Mexico – 0.9%
1,000	Farmington Municipal School District 5, San Juan County, New Mexico, General Obligation Bonds,	9/25 at 100.00	Aa3	1,148,910
	School Building Series 2015, 5.000%, 9/01/28
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series	11/18 at 100.00	N/R	1,000,390
	2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)
2,000	Total New Mexico			2,149,300
	New York – 1.0%
475	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	AA–	505,419
	2011A, 5.250%, 2/15/47
25	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	Aa3 (4)	26,901
	2011A, 5.250%, 2/15/47 (Pre-refunded 2/15/21)
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	1,201,563
	Series 2002D-1, 5.000%, 11/01/27
780	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	843,999
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
2,380	Total New York			2,577,882
	North Carolina – 0.4%
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C,	1/19 at 100.00	AAA	1,012,130
	6.750%, 1/01/24 (Pre-refunded 1/01/19)
	Ohio – 4.2%
2,250	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series	2/19 at 100.00	AA (4)	2,282,670
	2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2.:
1,670	6.000%, 6/01/42	11/18 at 100.00	B–	1,676,212
1,000	6.500%, 6/01/47	11/18 at 100.00	B–	1,020,010
1,975	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	B–	2,056,271
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37 (5)
1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A, 5.750%, 11/15/21	11/20 at 100.00	A	1,597,095
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series	2/23 at 100.00	Aa3	1,197,665
	2013A-1, 5.000%, 2/15/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	$ 676,250
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34
	(Mandatory put 7/01/21) (6)
10,500	Total Ohio			10,506,173
	Oklahoma – 0.2%
435	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,	8/28 at 100.00	Baa3	474,241
	Series 2018B, 5.000%, 8/15/38
	Oregon – 2.0%
590	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation	6/27 at 100.00	AA+	672,010
	Bonds, Convertible Deferred Interest Series 2017D, 0.000%, 6/15/36
515	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds, Willamette	No Opt. Call	N/R	538,263
	View Project, Series 2017A, 4.000%, 11/15/23
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	559,365
750	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza, Inc.,	No Opt. Call	BBB	811,328
	Refunding Series 2012, 5.000%, 12/01/22
1,365	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,402,497
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2016B,	10/26 at 100.00	A	1,113,430
	5.000%, 10/01/40
4,720	Total Oregon			5,096,893
	Pennsylvania – 2.0%
1,225	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A	1,344,327
	5.000%, 1/01/37
2,090	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Carnegie Mellon	2/19 at 100.00	AA	2,110,127
	University, Series 2009, 5.000%, 8/01/21
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue
	Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	589,588
295	5.000%, 12/01/30 (Pre-refunded 12/01/20) (5)	12/20 at 100.00	N/R (4)	312,417
640	5.000%, 12/01/30 (Pre-refunded 12/01/20) (5)	12/20 at 100.00	A2 (4)	679,885
4,805	Total Pennsylvania			5,036,344
	Tennessee – 1.3%
3,000	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Improvement Series	7/25 at 100.00	A+	3,317,550
	2015A, 5.000%, 7/01/45
	Texas – 9.8%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%,	1/21 at 100.00	BBB+ (4)	270,765
	1/01/41 (Pre-refunded 1/01/21)
110	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	BBB+	121,573
	5.000%, 1/01/33
1,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Series 2008, 5.250%,	12/18 at 100.00	AA+ (4)	1,005,670
	12/01/48 (Pre-refunded 12/01/18)
5,565	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	A–	6,159,899
	2013A, 5.500%, 4/01/53
1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	1,304,763
	4.000%, 10/01/35
3,415	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	No Opt. Call	Baa2	2,113,168
	0.000%, 11/15/30 – NPFG Insured
4,230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	Baa2	1,739,672
	0.000%, 11/15/35 – NPFG Insured
4,015	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien	11/30 at 61.17	AA	1,521,444
	Series 2001A, 0.000%, 11/15/38 – NPFG Insured

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,260	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	$ 2,378,605
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation	1/25 at 100.00	A+	2,384,640
	Series 2008I, 6.500%, 1/01/43
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series	12/22 at 100.00	A3	5,426,900
	2012, 5.000%, 12/15/26
29,095	Total Texas			24,427,099
	Virginia – 2.4%
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	10/28 at 100.00	BBB+	2,518,000
	Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (5)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012.:
1,000	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,069,970
1,205	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,322,741
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,086,477
5,215	Total Virginia			5,997,188
	Washington – 4.6%
1,280	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016A, 5.000%, 10/01/18	No Opt. Call	AA–	1,280,000
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A+	1,044,024
	Center, Series 2011A, 5.625%, 1/01/35
2,115	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding	11/19 at 100.00	A+	2,170,519
	Series 2009, 5.000%, 11/01/28
2,855	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/37	2/25 at 100.00	AA+	3,155,888
2,060	Washington State, General Obligation Bonds, Various Purpose Series 2016A-1, 5.000%, 8/01/39	8/25 at 100.00	AA+	2,285,797
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	AA+	1,624,510
	12/01/27 – NPFG Insured
11,415	Total Washington			11,560,738
	West Virginia – 0.7%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/23 at 100.00	A	1,630,680
	System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	Wisconsin – 1.5%
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of	11/26 at 100.00	AA–	1,648,275
	Wisconsin, Inc., Series 2016, 5.000%, 12/01/41
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc.,	6/22 at 100.00	A3	1,727,924
	Series 2012, 5.000%, 6/01/39
420	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	11/18 at 100.00	AA+	421,184
3,565	Total Wisconsin			3,797,383
$ 287,555	Total Municipal Bonds (cost $219,477,945)			240,507,838

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1%
	Transportation – 0.1%
$ 200	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$ 130,507
56	Las Vegas Monorail Company, Senior Interest Bonds (5), (7), (8)	5.500%	7/15/55	N/R	28,283
$ 256	Total Corporate bonds (cost $14,054)				158,790
	Total Long-Term Investments (cost $219,491,999)				240,666,628

Principal		Optional Call
Amount (000)	Description (1)	Provision (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.5%
	MUNICIPAL BONDS – 2.5%
	Health Care – 0.5%
$ 1,200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Variable Rate	12/18 at 100.00	A–1	$ 1,200,000
	Demand Obligations, Series 2008G, 1.610%, 1/01/29 (9)
	Water and Sewer – 2.0%
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	11/18 at 100.00	VMG–1	5,000,000
	Bonds, Second Generation Resolution, Variable Rate Demand Obligation, Series 2010CC,
	1.570%, 6/15/21 (9)
$ 6,200	Total Short-Term Investments (cost $6,200,948)			6,200,000
	Total Investments (cost $225,692,947) – 99.2%			246,866,628
	Other Assets Less Liabilities – 0.8%			2,123,823
	Net Assets – 100%			$ 248,990,451

(1)	All percentages shown in the Portfolio of Investments are based on net assets
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements.

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.2%
	MUNICIPAL BONDS – 98.1%
	Alaska – 0.4%
$ 1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,	11/18 at 100.00	B3	$ 1,000,100
	Series 2006A, 5.000%, 6/01/32
	Arizona – 3.4%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series	3/21 at 100.00	A	2,649,750
	2011B-1&2, 5.250%, 3/01/39
280	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise	No Opt. Call	BB+	277,544
	Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,114,180
	Refunding Series 2016A, 5.000%, 1/01/38
1,160	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	1,222,559
	Project, Series 2012, 5.000%, 6/01/42 – AGM Insured
600	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	10/20 at 100.00	A–	633,636
	Company, Series 2010A, 5.250%, 10/01/40
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	2,611,688
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
215	Sedona Wastewater Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series	No Opt. Call	Baa2	207,008
	1998, 0.000%, 7/01/20 – NPFG Insured
8,005	Total Arizona			8,716,365
	California – 13.8%
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA	4,394,060
	Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured
1,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los	12/18 at 100.00	B2	1,504,710
	Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36 (4)
60	California State, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	9/18 at 100.00	AA–	60,000
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds, Series	No Opt. Call	AA	1,825,950
	2002, 0.000%, 8/01/27 – AGM Insured
3,290	Folsom Cordova Unified School District, Sacramento County, California, General Obligation	No Opt. Call	AA–	2,781,366
	Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/24 – NPFG Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	Aa2	2,514,324
	Series 2006, 0.000%, 8/01/25 – NPFG Insured
1,495	Huntington Beach Union High School District, Orange County, California, General Obligation	No Opt. Call	Aa2	873,050
	Bonds, Series 2007, 0.000%, 8/01/33 – FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	952,650
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (4)
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	617,085
	2009C, 6.500%, 11/01/39
1,195	Palmdale School District, Los Angeles County, California, General Obligation Bonds, Series	No Opt. Call	AA	866,220
	2003, 0.000%, 8/01/28 – AGM Insured
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	N/R (5)	621,429
	6.750%, 11/01/39 (Pre-refunded 11/01/19)
4,620	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election	No Opt. Call	A2	3,874,748
	of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	3,021,700
	Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured
2,500	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of	No Opt. Call	A+ (5)	1,516,350
	Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation	No Opt. Call	Aa3	$ 2,249,044
	Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured
1,395	San Diego Association of Governments, California, South Bay Expressway Toll Revenue Bonds,	7/27 at 100.00	A	1,573,839
	First Senior Lien Series 2017A, 5.000%, 7/01/42
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation Bonds,	No Opt. Call	AA	4,005,842
	Series 2007C, 0.000%, 8/01/30
2,080	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	11/18 at 100.00	B–	2,089,506
	Bonds, Series 2005A-1, 5.500%, 6/01/45
49,985	Total California			35,341,873
	Colorado – 7.3%
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series	7/19 at 100.00	BBB+	510,340
	2009A, 5.500%, 7/01/34
1,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	2,033,223
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
1,580	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue	12/27 at 100.00	A+	1,761,732
	Bonds, Series 2017B, 5.000%, 12/01/42
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B,	11/23 at 100.00	A+	2,119,251
	5.000%, 11/15/43
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	4,363,140
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	5,458,104
4,475	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	2,522,871
23,705	Total Colorado			18,768,661
	Connecticut – 2.6%
2,600	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	A1	2,822,014
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,122,700
2,490	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series	10/23 at 100.00	AA	2,703,866
	2013A, 5.000%, 10/01/33
6,090	Total Connecticut			6,648,580
	Florida – 1.6%
	Broward County, Florida, Airport System Revenue Bonds, Series 2017:
1,155	5.000%, 10/01/42 (Alternative Minimum Tax)	10/27 at 100.00	A+	1,270,881
1,040	5.000%, 10/01/47 (Alternative Minimum Tax)	10/27 at 100.00	A+	1,140,162
1,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,616,070
	5.000%, 11/15/45
3,695	Total Florida			4,027,113
	Guam – 2.6%
3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	3,226,470
1,675	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	A–	1,800,994
1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/26 at 100.00	A–	1,570,449
	Series 2016, 5.000%, 1/01/46
6,135	Total Guam			6,597,913
	Idaho – 1.7%
4,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series	3/24 at 100.00	A–	4,299,600
	2014A, 5.000%, 3/01/44
	Illinois – 12.3%
1,615	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System	No Opt. Call	Baa2	1,402,611
	Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 750	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	$ 869,753
	2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series	12/21 at 100.00	BB–	741,365
	2011A, 5.000%, 12/01/41
760	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	B+	793,455
	Series 2017C, 5.000%, 12/01/30
365	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B+	414,388
	2016B, 6.500%, 12/01/46
1,340	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien	No Opt. Call	A	1,388,897
	Refunding Series 2016C, 5.000%, 1/01/20
435	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%,	12/18 at 100.00	AA	436,353
	1/01/31 – AGM Insured
1,335	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2007C, 5.000%,	12/18 at 100.00	BBB+	1,338,404
	1/01/27 – NPFG Insured
2,245	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013,	8/22 at 100.00	AA+	2,401,858
	5.000%, 8/15/43
1,315	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/19	No Opt. Call	BBB	1,325,375
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,302,895
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
6,350	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	Baa2	3,510,471
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	Baa2	618,327
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	Baa2	2,116,100
9,370	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	Baa2	3,446,380
5,045	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment,	12/18 at 100.00	AA	5,051,861
	Series 2002A, 5.000%, 6/01/22 – RAAI Insured
1,135	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment,	No Opt. Call	AA	1,130,392
	Series 2002B, 0.000%, 12/01/18 – RAAI Insured
1,825	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,021,881
43,160	Total Illinois			31,310,766
	Indiana – 2.1%
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series 2008B,	No Opt. Call	AA	1,052,896
	0.000%, 6/01/30 – AGM Insured
2,040	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group,	6/25 at 100.00	AA	2,233,066
	Refunding 2015A, 5.000%, 12/01/40
	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A:
355	5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (5)	358,248
1,470	5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (5)	1,483,259
225	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development	No Opt. Call	N/R	226,008
	Project, Series 2010, 6.000%, 1/15/19
5,690	Total Indiana			5,353,477
	Iowa – 2.5%
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/19 at 104.00	B	746,040
	Project, Series 2016, 5.875%, 12/01/26, 144A
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/22 at 105.00	B	883,859
	Project, Series 2018B, 5.250%, 12/01/50 (Mandatory put 12/01/22)
2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa	9/20 at 100.00	N/R (5)	2,136,980
	University Project, Refunding Series 2010, 5.750%, 9/01/30 (Pre-refunded 9/01/20)
1,645	Iowa Tobacco Settlement Authority, Asset-Backed Settlement Revenue Bonds, Series 2005C,	12/18 at 100.00	B+	1,661,401
	5.375%, 6/01/38
1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	12/18 at 100.00	BB–	1,010,020
	5.600%, 6/01/34 (4)
6,185	Total Iowa			6,438,300

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.1%
$ 230	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	12/18 at 100.00	BB+	$ 230,334
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
	Kentucky – 1.3%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare	8/21 at 100.00	A	2,621,825
	System Obligated Group, Series 2011, 5.250%, 8/15/46
805	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa3	751,765
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43 (4)
3,305	Total Kentucky			3,373,590
	Louisiana – 0.8%
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds,	12/27 at 100.00	AA	2,097,542
	Series 2017B, 5.000%, 12/01/42 – AGM Insured
	Maryland – 0.4%
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins	7/22 at 100.00	AA–	1,096,370
	Health System Obligated Group Issue, Series 2012B, 5.000%, 7/01/27
	Massachusetts – 3.7%
2,200	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	2,378,288
1,675	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,815,298
	5.000%, 11/01/43
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series	7/23 at 100.00	AA–	2,421,810
	2014M-4, 5.000%, 7/01/44
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	BBB+	377,296
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,115	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge Program,	6/27 at 100.00	AAA	2,385,635
	Series 2017A, 5.000%, 6/01/42
8,640	Total Massachusetts			9,378,327
	Michigan – 1.2%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	381,788
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
385	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I,	10/25 at 100.00	Aa2	427,069
	5.000%, 4/15/38
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I,	10/26 at 100.00	Aa2	2,256,320
	5.000%, 4/15/35
2,740	Total Michigan			3,065,177
	Missouri – 0.1%
270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales	10/18 at 100.00	AA+	270,405
	Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28
	Nebraska – 0.9%
545	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	555,551
	Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36
305	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health	7/25 at 100.00	BBB	332,459
	Services Project, Series 2018, 5.000%, 7/01/27
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	1,064,910
500	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018,	6/28 at 100.00	Aa1	467,345
	3.500%, 12/15/42
2,350	Total Nebraska			2,420,265

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 3.3%
$ 990	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series	9/27 at 100.00	BBB+	$ 1,081,436
	2017A, 5.000%, 9/01/37
1,325	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A,	7/19 at 100.00	AAA	1,358,032
	5.250%, 7/01/38 (Pre-refunded 7/01/19)
1,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 2016-XG0028,	1/20 at 100.00	A+	1,479,650
	15.666%, 7/01/42, 144A (IF)
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	1,037,540
	International Airport, Series 2010A, 5.250%, 7/01/42
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015,	12/24 at 100.00	AA+	3,365,730
	5.000%, 6/01/34
7,565	Total Nevada			8,322,388
	New Jersey – 3.1%
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding	12/26 at 100.00	A–	2,269,240
	Series 2016BBB, 5.500%, 6/15/31
2,165	New Jersey Economic Development Authority, School Facilities Construction Financing Program	3/21 at 100.00	A–	2,276,411
	Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,250	New Jersey Economic Development Authority, School Facility Construction Bonds, Series 2005K,	No Opt. Call	A–	1,296,375
	5.500%, 12/15/19 – AMBAC Insured
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA,	6/25 at 100.00	A–	2,203,620
	5.250%, 6/15/29
7,415	Total New Jersey			8,045,646
	New Mexico – 1.1%
800	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter	7/22 at 100.00	BBB	827,256
	Lifestyle Group, Series 2013, 5.000%, 7/01/42
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series	12/18 at 100.00	N/R	1,000,390
	2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)
1,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding	8/19 at 100.00	Aa2	1,021,720
	Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)
2,800	Total New Mexico			2,849,366
	New York – 1.2%
475	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	AA–	505,419
	2011A, 5.250%, 2/15/47
25	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	Aa3 (5)	26,901
	2011A, 5.250%, 2/15/47 (Pre-refunded 2/15/21)
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	1,369,000
	Series 2012F, 5.000%, 11/15/26
1,135	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	1,228,127
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
2,885	Total New York			3,129,447
	Ohio – 2.9%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
2,475	5.875%, 6/01/30	11/18 at 100.00	B–	2,487,301
875	5.750%, 6/01/34	11/18 at 100.00	B–	875,000
2,115	5.875%, 6/01/47	11/18 at 100.00	B–	2,115,000
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series	2/23 at 100.00	Aa3	1,197,665
	2013A-1, 5.000%, 2/15/48
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	1/34 at 100.00	N/R	676,250
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34
	(Mandatory put 7/01/21) (6)
7,570	Total Ohio			7,351,216

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.2%
$ 450	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,	8/28 at 100.00	Baa3	$ 490,595
	Series 2018B, 5.000%, 8/15/38
	Oregon – 1.1%
915	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation	6/27 at 100.00	AA+	1,042,185
	Bonds, Convertible Deferred Interest Series 2017D, 0.000%, 6/15/36
60	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest	6/27 at 100.00	Aa1	61,503
	Series 2017A, 0.000%, 6/15/40 (4)
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	559,365
1,090	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,119,942
2,565	Total Oregon			2,782,995
	Pennsylvania – 4.3%
1,255	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A	1,377,250
	5.000%, 1/01/37
2,250	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Carnegie Mellon	2/19 at 100.00	AA	2,271,668
	University, Series 2009, 5.000%, 8/01/21
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue
	Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	589,588
300	5.000%, 12/01/30 (Pre-refunded 12/01/20) (4)	12/20 at 100.00	N/R (5)	317,712
645	5.000%, 12/01/30 (Pre-refunded 12/01/20) (4)	12/20 at 100.00	A2 (5)	685,196
2,970	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/40	7/24 at 100.00	A+	3,243,596
2,500	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Harrisburg School	5/19 at 100.00	AA (5)	2,542,850
	District, Refunding Series 2009A, 4.750%, 11/15/29 (Pre-refunded 5/15/19) – AGC Insured
10,475	Total Pennsylvania			11,027,860
	Puerto Rico – 0.4%
1,035	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003,	11/18 at 100.00	AA–	1,078,749
	5.000%, 12/01/20
	South Carolina – 1.4%
1,500	Richland County School District2, South Carolina, General Obligation Bonds, refunding Series	5/23 at 100.00	Aa1	1,511,490
	2012B, 3.050%, 5/01/27
2,000	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric	1/19 at 100.00	AA+ (5)	2,018,300
	System, Series 2008A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – BHAC Insured
3,500	Total South Carolina			3,529,790
	South Dakota – 0.3%
600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	661,134
	Series 2015, 5.000%, 11/01/35
	Tennessee – 0.9%
2,020	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Improvement Series	7/25 at 100.00	A+	2,233,817
	2015A, 5.000%, 7/01/45
	Texas – 9.5%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%,	1/21 at 100.00	BBB+ (5)	270,765
	1/01/41 (Pre-refunded 1/01/21)
240	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	BBB+	264,029
	5.000%, 1/01/35
5,560	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	A–	6,154,362
	2013A, 5.500%, 4/01/53
1,160	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston	6/25 at 100.00	AA	1,263,286
	Methodist Hospital System, Series 2015, 5.000%, 12/01/45

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	$ 1,304,763
	4.000%, 10/01/35
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
630	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	503,395
12,480	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	Baa2	3,714,797
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	484,127
	Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	2,373,342
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
1,025	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	1,100,625
	5.000%, 1/01/40
200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	5/26 at 100.00	AA–	200,254
	Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series	12/22 at 100.00	A3	5,426,900
	2012, 5.000%, 12/15/26
2,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School	No Opt. Call	AAA	1,088,280
	Building Series 2010, 0.000%, 8/15/31
32,625	Total Texas			24,148,925
	Virginia – 1.7%
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	10/26 at 100.00	AA	1,857,585
	Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%, 10/01/41 –
	AGC Insured
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,069,970
410	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	450,061
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,086,477
3,920	Total Virginia			4,464,093
	Washington – 5.0%
860	Snohomish County School District 306 Lakewood, Washington, General Obligation Bonds, Series	6/24 at 100.00	Aa1	971,404
	2014, 5.000%, 12/01/28
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Series	1/23 at 100.00	BBB+	4,368,600
	2013A, 5.750%, 1/01/45
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A+	1,044,024
	Center, Series 2011A, 5.625%, 1/01/35
2,185	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding	11/19 at 100.00	A+	2,242,356
	Series 2009, 5.000%, 11/01/28
1,130	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/37	2/25 at 100.00	AA+	1,249,091
2,535	Washington State, General Obligation Bonds, Various Purpose Series 2017A, 5.000%, 8/01/38	8/26 at 100.00	AA+	2,850,608
11,700	Total Washington			12,726,083
	Wisconsin – 2.9%
2,355	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of	11/26 at 100.00	AA–	2,587,792
	Wisconsin, Inc., Series 2016, 5.000%, 12/01/41
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc.,	6/22 at 100.00	A3	1,727,924
	Series 2012, 5.000%, 6/01/39
2,000	Wisconsin Health and Educational Facilities Authority, Revenues Bonds, Gundersen Lutheran,	10/21 at 100.00	AA–	2,127,240
	Series 2011A, 5.250%, 10/15/39
1,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A,	5/19 at 100.00	Aa2 (5)	1,023,840
	6.000%, 5/01/36 (Pre-refunded 5/01/19)
7,000	Total Wisconsin			7,466,796
$ 282,180	Total Municipal Bonds (cost $233,256,860)			250,743,658

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1%
	Transportation – 0.1%
$ 313	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$ 204,119
87	Las Vegas Monorail Company, Senior Interest Bonds (4), (7), (8)	5.500%	7/15/55	N/R	44,235
$ 400	Total Corporate Bonds (cost $21,982)				248,354
	Total Long-Term Investments (cost $233,278,842)				250,992,012
	Other Assets Less Liabilities – 1.8%				4,484,648
	Net Assets – 100%				$ 255,476,660

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group ("Standard & Poor's"), Moody’s Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements.

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.7%
	MUNICIPAL BONDS – 96.7%
	Alabama – 0.6%
$ 1,170	Birmingham, Alabama, General Obligation Convertible Capital Appreciation Bonds, Series 2013A,	No Opt. Call	AA	$ 1,277,160
	5.000%, 3/01/32
	Alaska – 1.3%
2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,	11/18 at 100.00	B3	2,675,268
	Series 2006A, 5.000%, 6/01/32
	Arizona – 0.1%
215	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise	No Opt. Call	BB+	213,114
	Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
	California – 21.9%
12,500	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	6,250,375
	Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los	12/18 at 100.00	B2	1,003,140
	Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36 (4)
1,125	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma	12/18 at 100.00	BBB+	1,132,481
	County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26
890	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R (5)	926,659
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
215	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	12/18 at 100.00	Baa2	215,189
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
2,275	Folsom Cordova Unified School District, Sacramento County, California, General Obligation	No Opt. Call	AA–	1,638,501
	Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/28 – NPFG Insured
3,370	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	A+	2,491,475
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A, 0.000%,	No Opt. Call	Aa2	3,027,017
	3/01/28 – FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	952,650
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (4)
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	7,306,894
	Bonds, Election of 2002, Series 2007C, 0.000%, 8/01/32 – AGM Insured
3,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election	No Opt. Call	A2	2,420,040
	of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of	No Opt. Call	A+ (5)	4,876,582
	Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds, Series	No Opt. Call	AA	932,070
	2004C, 0.000%, 8/01/32 – AGM Insured
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School	No Opt. Call	AA–	4,910,640
	Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/32
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined Whitewater and	No Opt. Call	A+	2,033,434
	1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured
765	San Diego Association of Governments, California, South Bay Expressway Toll Revenue Bonds,	7/27 at 100.00	A	863,073
	First Senior Lien Series 2017A, 5.000%, 7/01/42
2,525	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds,	11/24 at 100.00	AA–	2,811,133
	Non-WSIP, Series 2017A, 5.000%, 11/01/42
66,345	Total California			43,791,353

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 5.4%
$ 500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	$ 536,420
	Improvement Series 2017, 5.000%, 12/01/22, 144A
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	2,058,960
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
790	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue	12/27 at 100.00	A+	880,866
	Bonds, Series 2017B, 5.000%, 12/01/42
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B,	11/23 at 100.00	A+	2,119,251
	5.000%, 11/15/43
1,295	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	764,918
	9/01/32 – NPFG Insured
5,520	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 –	9/20 at 63.98	A	3,351,468
	NPFG Insured
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/25 at 100.00	N/R	1,113,700
	Bonds, Refunding Series 2015A, 5.000%, 12/01/33
13,040	Total Colorado			10,825,583
	Connecticut – 2.5%
1,500	Connecticut State, General Obligation Bonds, Refunding Series 2010C, 5.000%, 12/01/20	12/19 at 100.00	A1	1,546,725
1,500	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,684,050
1,640	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series	10/23 at 100.00	AA	1,780,860
	2013A, 5.000%, 10/01/33
4,640	Total Connecticut			5,011,635
	Florida – 0.2%
390	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/42	10/27 at 100.00	A+	429,129
	(Alternative Minimum Tax)
	Guam – 1.8%
1,250	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	1,344,363
2,000	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.125%, 11/01/31	5/21 at 100.00	A–	2,163,860
3,250	Total Guam			3,508,223
	Idaho – 1.6%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series	3/24 at 100.00	A–	3,224,700
	2014A, 5.000%, 3/01/44
	Illinois – 9.9%
575	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	666,810
	2016, 6.000%, 4/01/46
295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	B+	307,986
	Series 2017C, 5.000%, 12/01/30
3,900	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	Baa2	2,510,820
	12/01/28 – FGIC Insured
535	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien	No Opt. Call	A	554,522
	Refunding Series 2016C, 5.000%, 1/01/20
870	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%,	12/18 at 100.00	AA	872,706
	1/01/31 – AGM Insured
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A,	7/23 at 100.00	A–	284,614
	6.000%, 7/01/43
1,235	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation, Series	No Opt. Call	N/R (5)	1,327,502
	1992C, 6.250%, 4/15/22 (ETM)
1,015	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/19	No Opt. Call	BBB	1,023,008
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,302,895
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation Bonds,	No Opt. Call	Aa3	875,650
	Series 2006, 0.000%, 5/01/23 – AGM Insured

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
$ 2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	Baa2	$ 1,457,650
4,775	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	Baa2	2,639,763
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	Baa2	2,116,100
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	Baa2	817,680
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A–	345,098
1,400	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	1,551,032
27,860	Total Illinois			19,653,836
	Indiana – 1.6%
2,295	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2010, 5.250%, 7/15/25	1/20 at 100.00	AA+ (5)	2,390,059
	(Pre-refunded 1/15/20)
1,000	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series	No Opt. Call	AA	737,200
	2005Z, 0.000%, 7/15/28 – AGM Insured
3,295	Total Indiana			3,127,259
	Iowa – 1.1%
570	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/19 at 104.00	B	598,933
	Project, Series 2016, 5.875%, 12/01/26, 144A
660	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/22 at 105.00	B	702,827
	Project, Series 2018B, 5.250%, 12/01/50 (Mandatory put 12/01/22)
950	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	12/18 at 100.00	BB–	959,519
	5.600%, 6/01/34 (4)
2,180	Total Iowa			2,261,279
	Massachusetts – 4.5%
1,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding Series	No Opt. Call	A–	1,066,760
	2016-I, 5.000%, 7/01/21
1,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,408,888
	5.000%, 11/01/43
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series	7/23 at 100.00	AA–	2,421,810
	2014M-4, 5.000%, 7/01/44
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	BBB+	377,296
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,180	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Series 2016C,	8/26 at 100.00	AA+	2,449,797
	5.000%, 8/01/40
1,165	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-1,	11/24 at 100.00	Aa2	1,292,917
	5.000%, 11/01/39
8,295	Total Massachusetts			9,017,468
	Michigan – 1.3%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	381,788
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I,	10/26 at 100.00	Aa2	2,256,320
	5.000%, 4/15/35
2,355	Total Michigan			2,638,108
	Missouri – 0.2%
270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales	10/18 at 100.00	AA+	270,405
	Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28
	Montana – 0.7%
1,440	Montana Facility Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health	1/20 at 100.00	AA–	1,472,875
	Services Corporation, Composite Deal Series 2010A, 4.750%, 1/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 2.0%
$ 250	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health	7/25 at 100.00	BBB	$ 273,923
	Services Project, Series 2018, 5.000%, 7/01/26
2,600	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	2,768,766
500	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation	6/24 at 100.00	Aa2	553,695
	Bonds, School Building Series 2014, 5.000%, 12/15/39
500	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018,	6/28 at 100.00	Aa1	467,345
	3.500%, 12/15/42
3,850	Total Nebraska			4,063,729
	Nevada – 0.8%
445	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series	9/27 at 100.00	BBB+	486,100
	2017A, 5.000%, 9/01/37
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	1,037,540
	International Airport, Series 2010A, 5.250%, 7/01/42
1,445	Total Nevada			1,523,640
	New Hampshire – 0.5%
1,000	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	999,830
	Management Inc., Project, Series 2003, 3.125%, 8/01/24 (Alternative Minimum Tax)
	New Jersey – 2.8%
1,850	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	A–	2,022,198
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23
305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital	7/25 at 100.00	AA	342,393
	Issue, Refunding Series 2015A, 5.000%, 7/01/28 – AGM Insured
4,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series	No Opt. Call	A–	3,254,874
	2006C, 0.000%, 12/15/28 – AMBAC Insured
7,055	Total New Jersey			5,619,465
	New Mexico – 0.5%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series	12/18 at 100.00	N/R	1,000,390
	2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)
	New York – 1.5%
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series	11/22 at 100.00	AA–	1,369,000
	2012F, 5.000%, 11/15/26
1,260	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	1,402,216
	General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/37
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	286,743
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
2,775	Total New York			3,057,959
	North Carolina – 0.3%
500	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009, 4.000%,	6/19 at 100.00	AAA	507,085
	6/01/21 (Pre-refunded 6/01/19)
	Ohio – 5.8%
2,250	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series	2/19 at 100.00	AA (5)	2,282,670
	2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured
1,465	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	11/18 at 100.00	B–	1,470,450
	Bonds, Senior Lien, Series 2007A-2, 6.000%, 6/01/42
3,720	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/22 at 100.00	B–	3,873,078
	Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37 (4)
1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A, 5.750%, 11/15/21	11/20 at 100.00	A	1,597,095
1,475	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series	2/23 at 100.00	Aa3	1,598,694
	2013A-1, 5.000%, 2/15/48

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	$ 676,250
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34
	(Mandatory put 7/01/21) (6)
11,410	Total Ohio			11,498,237
	Oklahoma – 0.2%
345	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,	8/28 at 100.00	Baa3	376,122
	Series 2018B, 5.000%, 8/15/38
	Oregon – 1.5%
490	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds, Willamette	No Opt. Call	N/R	509,237
	View Project, Series 2017A, 4.000%, 5/15/22
545	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	559,971
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2016B,	10/26 at 100.00	A	1,113,430
	5.000%, 10/01/40
750	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General	6/27 at 100.00	AA+	876,630
	Obligation Bonds, Series 2017, 5.000%, 6/15/30
2,785	Total Oregon			3,059,268
	Pennsylvania – 6.7%
1,015	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A	1,113,871
	5.000%, 1/01/37
1,685	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Carnegie Mellon	2/19 at 100.00	AA	1,701,227
	University, Series 2009, 5.000%, 8/01/21
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue
	Bonds, Series 2010B-2:
370	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	393,058
200	5.000%, 12/01/30 (Pre-refunded 12/01/20) (4)	12/20 at 100.00	N/R (5)	211,808
430	5.000%, 12/01/30 (Pre-refunded 12/01/20) (4)	12/20 at 100.00	A2 (5)	456,798
2,075	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2009B, 5.000%,	12/19 at 100.00	A+ (5)	2,145,965
	12/01/22 (Pre-refunded 12/01/19)
4,455	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/40	7/24 at 100.00	A+	4,865,395
2,500	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Harrisburg School	5/19 at 100.00	AA (5)	2,542,850
	District, Refunding Series 2009A, 4.750%, 11/15/29 (Pre-refunded 5/15/19) – AGC Insured
12,730	Total Pennsylvania			13,430,972
	Puerto Rico – 0.5%
945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%,	No Opt. Call	C	1,050,405
	7/01/31 – AMBAC Insured
	South Carolina – 0.5%
1,000	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric	1/19 at 100.00	AA+ (5)	1,009,150
	System, Series 2008A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – BHAC Insured
	South Dakota – 0.2%
400	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	440,756
	Series 2015, 5.000%, 11/01/35
	Tennessee – 0.4%
795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic	1/23 at 100.00	BBB+	843,614
	Health Initiatives, Series 2013A, 5.250%, 1/01/45
	Texas – 9.2%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%,	1/21 at 100.00	BBB+ (5)	270,765
	1/01/41 (Pre-refunded 1/01/21)
85	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	BBB+	93,727
	5.000%, 1/01/34

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 4,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	A–	$ 5,136,016
	2013A, 5.500%, 4/01/53
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,405	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	Baa2	766,947
2,510	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa2	1,045,114
2,235	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 62.70	Baa2	1,102,481
	0.000%, 11/15/32 – NPFG Insured
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien
	Series 2001A:
3,045	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA	1,524,692
4,095	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	1,551,759
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	2,373,342
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
290	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation	1/25 at 100.00	AA	342,310
	Series 2008I, 6.200%, 1/01/42 – AGC Insured (4)
2,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series	12/22 at 100.00	A3	2,142,060
	2012, 5.000%, 12/15/32
2,410	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A–	1,968,175
	2002A, 0.000%, 8/15/25 – AMBAC Insured
25,220	Total Texas			18,317,388
	Virginia – 2.6%
3,500	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	3,051,125
	Appreciation Series 2012B, 0.000%, 7/15/32 (4)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
410	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	450,061
1,510	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,624,337
5,420	Total Virginia			5,125,523
	Washington – 5.1%
1,020	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016A, 5.000%, 10/01/18	No Opt. Call	AA–	1,020,000
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A+	1,044,024
	Center, Series 2011A, 5.625%, 1/01/35
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services,	10/22 at 100.00	AA–	4,367,000
	Refunding Series 2012A, 5.000%, 10/01/32
1,700	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding	11/19 at 100.00	A+	1,744,625
	Series 2009, 5.000%, 11/01/28
1,725	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/37	2/25 at 100.00	AA+	1,906,798
9,435	Total Washington			10,082,447
	Wisconsin – 0.9%
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,323,738
	Series 2012B, 5.000%, 2/15/32
415	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	11/18 at 100.00	AA+	416,170
1,665	Total Wisconsin			1,739,908
$ 230,195	Total Municipal Bonds (cost $172,943,813)			193,143,283

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$ 88	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$ 57,517
25	Las Vegas Monorail Company, Senior Interest Bonds (4), (7), (8)	5.500%	7/15/55	N/R	12,465
$ 113	Total Corporate Bonds (cost $6,192)				69,982
	Total Long-Term Investments (cost $172,950,005)				193,213,265

Principal		Optional Call
Amount (000)	Description (1)	Provision (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.8%
	MUNICIPAL BONDS – 0.8%
	Health Care – 0.8%
$ 1,580	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Variable Rate	12/18 at 100.00	A–1	$ 1,580,000
	Demand Obligations, Series 2008G, 1.610%, 1/01/2019
$ 1,580	Total Short-Term Investments (cost $1,580,000)			1,580,000
	Total Investments (cost $174,530,005) – 97.5%			194,793,265
	Other Assets Less Liabilities – 2.5%			4,957,583
	Net Assets – 100%			$ 199,750,848

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund's Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund's records.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

See accompanying notes to financial statements.

NXC	Nuveen California Select Tax-Free
Income Portfolio
Portfolio of Investments
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.3%
	MUNICIPAL BONDS – 95.3%
	Consumer Staples – 5.5%
$ 1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold	12/18 at 100.00	CCC	$ 984,580
	Country Settlement Funding Corporation, Refunding Series 2006, 5.250%, 6/01/46
25	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	12/18 at 100.00	A	25,166
	Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21
1,095	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	B+	1,145,173
	Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37 (4)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A-1:
380	5.250%, 6/01/47	6/22 at 100.00	N/R	394,311
100	5.000%, 6/01/47	6/22 at 100.00	N/R	102,446
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	11/18 at 100.00	B–	1,506,855
	Bonds, Series 2005A-1, 5.500%, 6/01/45
1,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed	11/18 at 100.00	BB+	1,004,570
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A,
	5.000%, 6/01/37
5,100	Total Consumer Staples			5,163,101
	Education and Civic Organizations – 1.0%
160	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education,	6/22 at 102.00	N/R	179,322
	Multiple Projects, Series 2014A , 7.250%, 6/01/43
60	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready	7/25 at 100.00	BBB	63,260
	Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
385	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready	7/25 at 101.00	BBB	408,562
	Public Schools Project, Series 2016C, 5.000%, 7/01/46
250	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	BBB–	269,442
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46
855	Total Education and Civic Organizations			920,586
	Health Care – 11.3%
2,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/26 at 100.00	AA–	2,232,820
	Refunding Series 2016B, 5.000%, 11/15/46
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/27 at 100.00	AA–	1,127,030
	Refunding Series 2017A, 5.000%, 11/15/48
2,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/25 at 100.00	AA–	2,784,400
	Series 2016A, 5.000%, 11/15/41
115	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	124,903
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
125	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services,	10/24 at 100.00	AA–	139,355
	Refunding Series 2014A, 5.000%, 10/01/38
255	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services,	10/24 at 100.00	AA–	281,035
	Series 2014B, 5.000%, 10/01/44
235	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital –	8/21 at 100.00	AA	249,624
	San Diego, Series 2011, 5.250%, 8/15/41
35	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding	7/27 at 100.00	Baa2	37,909
	Series 2017A, 5.000%, 7/01/42
130	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	140,377
	2017A, 5.250%, 11/01/41
1,000	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A,	2/28 at 100.00	AA	1,006,940
	4.000%, 8/01/47

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 350	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	12/24 at 100.00	BB	$ 381,248
	University Medical Center, Series 2014A, 5.250%, 12/01/34
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda
	University Medical Center, Series 2016A:
825	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	877,833
540	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	575,699
670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011,	12/21 at 100.00	BB	738,360
	7.500%, 12/01/41
9,780	Total Health Care			10,697,533
	Housing/Multifamily – 0.6%
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable
	Housing Inc., Projects, Senior Series 2014A:
25	5.250%, 8/15/39	8/24 at 100.00	BBB+	27,247
65	5.250%, 8/15/49	8/24 at 100.00	BBB+	70,483
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	422,464
	Series 2012A, 5.500%, 8/15/47
485	Total Housing/Multifamily			520,194
	Tax Obligation/General – 22.7%
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	AA–	1,134,550
	5.000%, 8/01/34
1,650	California State, General Obligation Bonds, Various Purpose Series 2009, 5.500%, 11/01/39	11/19 at 100.00	AA–	1,711,941
1,965	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	2,126,130
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	AA–	2,192,220
2,050	Fremont Union High School District, Santa Clara County, California, General Obligation Bonds,	8/27 at 100.00	AAA	2,343,683
	Refunding Series 2017A, 5.000%, 8/01/44
7,575	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	4,034,066
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/34
1,000	San Benito High School District, San Benito and Santa Clara Counties, California, General	8/27 at 100.00	Aa3	1,159,070
	Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
8,075	San Bernardino Community College District, California, General Obligation Bonds, Election of	No Opt. Call	AA	2,641,413
	2008 Series 2009B, 0.000%, 8/01/44
1,000	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election	8/27 at 100.00	AAA	1,154,100
	of 2016, Green Series 2017A-1, 5.000%, 8/01/47
1,000	Santa Barbara Unified School District, Santa Barbara County, California, General Obligation	8/27 at 100.00	Aa2	1,042,300
	Bonds, Election of 2016 Series 2017A, 4.000%, 8/01/41
2,000	West Hills Community College District, California, General Obligation Bonds, School Facilities	8/31 at 100.00	AA	1,803,280
	Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (4)
29,315	Total Tax Obligation/General			21,342,753
	Tax Obligation/Limited – 18.7%
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area,	12/18 at 100.00	AA	1,002,900
	Series 2003, 5.625%, 10/01/33 – RAAI Insured
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	A+	2,243,940
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
360	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation	12/18 at 100.00	A	360,101
	Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+	3,306,480
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40
1,215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	12/18 at 100.00	Aa2	1,217,612
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax	6/26 at 100.00	AAA	1,145,560
	Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax	7/27 at 100.00	AA+	$ 3,433,650
	Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009,	12/18 at 100.00	A+	1,003,960
	7.000%, 3/01/34
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment	9/21 at 100.00	A–	55,251
	Project, Series 2011, 6.750%, 9/01/40
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1,
	Senior Series 2013A :
350	5.250%, 9/01/30	9/23 at 100.00	N/R	380,219
320	5.750%, 9/01/39	9/23 at 100.00	N/R	349,517
60	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1,	9/23 at 100.00	N/R	65,869
	Subordinate Lien Series 2013B , 5.875%, 9/01/39
30	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project	10/21 at 100.00	A	33,629
	Area, Series 2011B, 6.500%, 10/01/25
325	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A,	No Opt. Call	Aa3	336,329
	5.400%, 11/01/20 – NPFG Insured
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1	9/25 at 100.00	N/R	21,560
	Marblehead Coastal, Series 2015, 5.000%, 9/01/40
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds,	4/22 at 100.00	AAA	1,487,686
	Refunding Series 2012A, 5.000%, 4/01/42
65	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax	8/24 at 100.00	N/R	69,886
	Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011,	4/21 at 100.00	N/R	44,188
	7.000%, 10/01/26
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A,	10/22 at 100.00	AA	1,068,970
	5.000%, 10/01/32 – AGM Insured
16,200	Total Tax Obligation/Limited			17,627,307
	Transportation – 8.5%
530	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	615,526
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,000	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,084,320
1,170	5.750%, 1/15/46	1/24 at 100.00	A–	1,322,474
1,175	6.000%, 1/15/53	1/24 at 100.00	A–	1,353,506
800	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	897,936
1,525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	1,738,637
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (Alternative Minimum Tax)
955	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31	5/22 at 100.00	A+	1,020,370
	(Alternative Minimum Tax)
7,155	Total Transportation			8,032,769
	U.S. Guaranteed – 6.9% (5)
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB	375,246
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/19 at 100.00	Aaa	1,574,745
	2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)
1,000	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding Series	11/20 at 100.00	AA–	1,076,060
	2011A, 5.500%, 11/01/41 (Pre-refunded 11/01/20)
135	National City Community Development Commission, California, Tax Allocation Bonds, National	8/21 at 100.00	A	152,326
	City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	N/R	525,970
	6.625%, 11/01/29 (Pre-refunded 11/01/19)

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010,	11/20 at 100.00	Ba1	$ 1,194,853
	6.000%, 11/01/41 (Pre-refunded 11/01/20)
160	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	177,379
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
25	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	27,842
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds,
	Mission Bay South Redevelopment Project, Series 2011D:
25	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	27,984
30	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	33,581
360	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011,	3/21 at 100.00	A–	408,251
	7.500%, 9/01/39 (Pre-refunded 3/01/21)
800	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series	1/21 at 100.00	BBB+	880,552
	2011, 6.500%, 1/01/41 (Pre-refunded 1/01/21)
70	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds,	9/21 at 100.00	N/R	79,085
	Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32
	(Pre-refunded 9/01/21)
6,055	Total U.S. Guaranteed			6,533,874
	Utilities – 4.5%
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series	No Opt. Call	A+	811,242
	2007A, 5.500%, 11/15/37
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,
	Series 2017C:
2,000	5.000%, 7/01/42	7/27 at 100.00	AA	2,285,800
1,000	5.000%, 7/01/47	7/27 at 100.00	AA	1,138,800
3,645	Total Utilities			4,235,842
	Water and Sewer – 15.6%
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	1,109,310
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34
1,480	California Infrastructure and Economic Development Bank, Clean Water State Revolving Fund	4/27 at 100.00	AAA	1,738,156
	Revenue Bonds, Green Series 2017, 5.000%, 10/01/33
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon
	Resources Channelside LP Desalination Project, Series 2012:
375	5.000%, 7/01/37, 144A (Alternative Minimum Tax)	7/22 at 100.00	Baa3	388,170
1,160	5.000%, 11/21/45, 144A (Alternative Minimum Tax)	7/22 at 100.00	Baa3	1,196,262
1,730	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water	6/27 at 100.00	AAA	1,784,945
	System Revenue Bonds, Green Series 2017A, 4.000%, 6/01/45
2,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing,	3/22 at 100.00	AA–	2,139,560
	Series 2012, 5.000%, 9/01/41
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch Water	9/26 at 100.00	AAA	2,273,840
	District Series 2016, 5.000%, 3/01/41
1,970	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A,	7/24 at 100.00	AA+	2,188,571
	5.000%, 7/01/44
620	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series 2017A,	6/27 at 100.00	AA	723,137
	5.250%, 6/01/47
1,000	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding Series	12/25 at 100.00	Aa1	1,158,040
	2016A, 5.000%, 6/01/31
13,335	Total Water and Sewer			14,699,991
$ 91,925	Total Long-Term Investments (cost $83,834,394)			89,773,950

Principal		Optional Call
Amount (000)	Description (1)	Provision (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 4.8%
	MUNICIPAL BONDS – 4.8%
	Health Care – 2.7%
$ 1,500	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente,	12/18 at 100.00	A–1+	$ 1,500,000
	Variable Rate demand Obligations, Series 2008A, 1.420%, 4/01/32 (6)
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital of Orange	11/18 at 100.00	A–1+	1,000,000
	County, Variable Rate Demand Obligations, Series 2009B, C & D, 1.360%, 11/01/38 (6)
2,500	Total Health Care			2,500,000
	Utilities – 2.1%
2000	Los Angeles department of Water and Power, California, Power System Revenue Bonds, Variable
	Rate Demand Obligations, Series 2017C, 1.300%, 7/01/34 (6)	1/19 at 100.00	VMIG–1	2,000,000
$ 4,500	Total Short-Term Investments (cost $4,500,000)			4,500,000
	Total Investments (cost $88,334,394) – 100.1%			94,273,950
	Other Assets Less Liabilities – (0.1)%			(100,295)
	Net Assets – 100%			$ 94,173,655

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NXN	Nuveen New York Select Tax-Free
Income Portfolio
Portfolio of Investments
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.6%
	MUNICIPAL BONDS – 98.6%
	Consumer Staples – 5.6%
$ 435	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	12/18 at 100.00	BB+	$ 435,070
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
150	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	11/18 at 100.00	B–	150,020
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
275	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	11/18 at 100.00	B–	270,287
	Bonds, Series 2006A-3, 5.000%, 6/01/35
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
445	5.625%, 6/01/35	No Opt. Call	BBB	484,556
1,530	5.750%, 6/01/43	No Opt. Call	BBB	1,668,159
2,835	Total Consumer Staples			3,008,092
	Education and Civic Organizations – 19.8%
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	12/18 at 100.00	B	147,391
	Schools, Series 2007A, 5.000%, 4/01/37
280	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds,	12/20 at 100.00	B+	290,380
	Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
75	5.000%, 4/15/33	4/23 at 100.00	BB+	76,955
110	5.000%, 4/15/43	4/23 at 100.00	BB+	112,006
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University,	7/23 at 100.00	A–	161,729
	Series 2013A, 5.000%, 7/01/44
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of	No Opt. Call	Baa2	1,154,190
	Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory
	Facilities, Series 2015A:
20	5.000%, 7/01/31	7/25 at 100.00	Aa3	22,595
25	5.000%, 7/01/33	7/25 at 100.00	Aa3	28,098
405	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A,	12/18 at 100.00	Baa2	406,004
	5.000%, 7/01/37 – NPFG Insured
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	4/21 at 100.00	AAA	1,062,160
	2011A, 5.000%, 10/01/41
605	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount	7/25 at 100.00	A–	661,749
	Sinai, Refunding Series 2015A, 5.000%, 7/01/40
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	326,497
	2015A, 5.000%, 7/01/35
1,185	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	1,331,146
	2016A, 5.000%, 7/01/39
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell	7/20 at 100.00	Aa1	1,880,495
	University, Series 2010A, 5.000%, 7/01/40
120	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College, Series	7/20 at 100.00	Ba1	122,522
	2010, 5.250%, 7/01/35
250	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics &	12/26 at 100.00	BB–	249,695
	Technology, Series 2016A, 5.500%, 12/01/36, 144A
215	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	179,196
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	119,298
	University Project, Series 2013, 5.000%, 9/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball
	Stadium Project, Series 2006:
$ 500	5.000%, 1/01/31 – AMBAC Insured	12/18 at 100.00	BBB	$ 501,205
430	4.750%, 1/01/42 – AMBAC Insured	12/18 at 100.00	BBB	430,211
300	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium	12/18 at 100.00	Baa1	300,150
	Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured
1,005	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation	8/23 at 100.00	AA–	1,108,987
	Society, Series 2014A, 5.000%, 8/01/32
10,040	Total Education and Civic Organizations			10,672,659
	Financials – 1.0%
450	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series	No Opt. Call	A	547,650
	2005, 5.250%, 10/01/35
	Health Care – 0.6%
100	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds,	7/20 at 100.00	A	104,269
	Series 2010, 5.200%, 7/01/32
220	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital,	11/18 at 100.00	B–	220,125
	Series 2001B, 7.125%, 7/01/31
320	Total Health Care			324,394
	Housing/Multifamily – 0.5%
275	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%,	12/18 at 100.00	Aa2	275,223
	11/01/38 (Alternative Minimum Tax)
	Industrials – 3.9%
160	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt	1/25 at 100.00	N/R	170,122
	Paper NY, Inc., Project, Series 2014, 5.000%, 1/01/35, 144A (Alternative Minimum Tax)
1,865	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	1,940,606
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
2,025	Total Industrials			2,110,728
	Long-Term Care – 0.2%
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens	12/18 at 100.00	A3	100,100
	Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
	Tax Obligation/General – 2.2%
1,080	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	1,207,948
	Tax Obligation/Limited – 19.2%
1,050	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General	2/22 at 100.00	AAA	1,127,952
	Purpose Series 2012D, 5.000%, 2/15/37
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B.	9/25 at 100.00	AAA	1,123,990
	Group A,B&C, 5.000%, 3/15/35
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/25	No Opt. Call	A	1,124,590
800	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017	2/27 at 100.00	Aa3	897,480
	Series A, 5.000%, 2/15/38
760	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	AA–	818,642
	2011A, 5.750%, 2/15/47
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal	7/25 at 100.00	AA	1,101,920
	Series 2015S-2, 5.000%, 7/15/40
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate	5/23 at 100.00	AAA	1,092,590
	Fiscal 2013 Series I, 5.000%, 5/01/38
450	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate	2/24 at 100.00	AAA	495,878
	Fiscal 2014 Series D-1, 5.000%, 2/01/35

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 500	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds,	2/21 at 100.00	AAA	$ 535,505
	Subordinate Series 2011-D1, 5.250%, 2/01/30
535	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds,	5/19 at 100.00	AAA	560,552
	Tender Option Bond Trust 2015-XF0080, 10.399%, 5/01/32, 144A (IF)
570	New York State Thruway Authority, Highway and Bridge Trust Fund Bond, Series 2005B, 5.500%,	No Opt. Call	AA	600,324
	4/01/20 – AMBAC Insured, (UB) (5)
845	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A,	10/22 at 100.00	AA	903,280
	5.000%, 10/01/32 – AGM Insured
9,510	Total Tax Obligation/Limited			10,382,703
	Transportation – 17.1%
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B,	5/24 at 100.00	AA–	1,117,720
	5.250%, 11/15/38
250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	267,163
	Center Project, Series 2011, 5.000%, 11/15/44
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
345	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	361,091
685	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	711,681
980	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	7/24 at 100.00	BBB	1,033,929
	Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	AA–	1,127,560
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh	9/28 at 100.00	AA–	1,705,920
	Series 2018, 5.000%, 9/01/48
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	12/18 at 100.00	Baa1	303,650
215	6.000%, 12/01/36	12/20 at 100.00	Baa1	233,021
1,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,137,040
	Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/36
1,095	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,228,382
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
8,360	Total Transportation			9,227,157
	U.S. Guaranteed – 11.4% (6)
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group
	Revenue Bonds, Series 2008:
130	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	130,988
210	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	211,468
405	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	407,912
750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series	7/20 at 100.00	A–	802,035
	2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)
1,240	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	Aa3	1,348,562
	2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%,	5/21 at 100.00	A–	430,448
	5/01/38 (Pre-refunded 5/01/21)
2,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of	7/21 at 100.00	AA–	2,164,019
	Rochester Project, Series 2011B, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
600	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24	10/21 at 100.00	AA	652,842
	(Pre-refunded 10/01/21) – AGM Insured
5,735	Total U.S. Guaranteed			6,148,274

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 8.3%
$ 550	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG	2/20 at 100.00	BBB–	$ 570,378
	Dunkirk Power Project, Series 2009, 5.875%, 4/01/42
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	36,916
50	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A,	9/24 at 100.00	A–	54,813
	5.000%, 9/01/44
180	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017,	9/27 at 100.00	A–	201,395
	5.000%, 9/01/42
150	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B	150,116
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42, 144A
	(Alternative Minimum Tax)
1,365	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,508,707
	5.000%, 12/15/41
1,750	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B,	6/26 at 100.00	AAA	1,990,327
	5.000%, 12/15/35
4,080	Total Utilities			4,512,652
	Water and Sewer – 8.8%
200	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds, Refunding	7/25 at 100.00	A	225,300
	Series 2015A, 5.000%, 7/01/29
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	2,261,739
	General Resolution Revenue Bonds, Fiscal 2018 Series AA, 5.000%, 6/15/38
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/28 at 100.00	AA+	1,134,780
	General Resolution Revenue Bonds, Fiscal 2018 Series FF, 5.000%, 6/15/40
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water	6/27 at 100.00	AAA	1,133,300
	Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/42
4,200	Total Water and Sewer			4,755,119
$ 49,010	Total Long-Term Investments (cost $51,846,946)			53,272,699
	Floating Rate Obligations – (0.8)%			(425,000)
	Other Assets Less Liabilities – 2.2%			1,190,834
	Net Assets – 100%			$ 54,038,533

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Note 3-Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2018 (Unaudited)

	NXP	NXQ	NXR	NXC	NXN
Assets
Long-term investments, at value (cost $219,491,999,
$233,278,842, $172,950,005, $83,834,394
and $51,846,946, respectively)	$240,666,628	$250,992,012	$193,213,265	$89,773,950	$53,272,699
Short-term investments, at value (cost $6,200,948,
$—, $1,580,000, $4,500,000 and
$—, respectively)	6,200,000	—	1,580,000	4,500,000	—
Cash	558,262	21,730	127,803	—	667,344
Receivable for:
Interest	2,392,541	2,759,635	1,890,609	1,178,997	728,063
Investments sold	—	2,552,430	3,590,870	270,000	897,655
Other assets	64,266	67,063	50,279	25,545	16,300
Total assets	249,881,697	256,392,870	200,452,826	95,748,492	55,582,061
Liabilities
Cash overdraft	—	—	—	1,220,593	—
Floating rate obligations	—	—	—	—	425,000
Payable for:
Dividends	709,419	718,276	548,803	269,088	157,834
Investments purchased	—	—	—	—	901,375
Accrued expenses:
Management fees	41,561	53,080	41,820	20,109	11,532
Trustees fees	64,177	67,019	49,870	24,412	14,946
Other	76,089	77,835	61,485	40,635	32,841
Total liabilities	891,246	916,210	701,978	1,574,837	1,543,528
Net assets	$248,990,451	$255,476,660	$199,750,848	$94,173,655	$54,038,533
Shares outstanding	16,570,310	17,713,727	13,045,560	6,349,932	3,924,895
Net asset value (“NAV”) per share outstanding	$15.03	$14.42	$15.31	$14.83	$13.77
Net assets consist of:
Shares, $0.01 par value per share	$165,703	$177,137	$130,456	$63,499	$39,249
Paid-in-surplus	230,107,246	245,888,467	179,536,881	88,533,627	53,856,609
Total distributable earnings	18,717,502	9,411,056	20,083,511	5,576,529	142,675
Net assets	$248,990,451	$255,476,660	$199,750,848	$94,173,655	$54,038,533
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended September 30, 2018 (Unaudited)

	NXP	NXQ	NXR	NXC	NXN
Investment Income	$5,021,503	$5,074,928	$3,945,029	$1,841,649	$1,098,811
Expenses
Management fees	254,688	325,371	256,230	123,650	70,827
Interest expense	—	—	—	—	4,141
Custodian fees	19,090	19,745	15,903	10,122	7,615
Trustees fees	3,620	3,720	2,901	1,379	789
Professional fees	14,402	14,974	14,425	14,927	12,866
Shareholder reporting expenses	19,449	19,081	13,285	7,477	5,752
Shareholder servicing agent fees	5,162	4,777	3,952	1,446	1,342
Stock exchange listing fees	3,350	3,350	3,350	3,467	3,348
Investor relations expenses	3,281	3,334	2,678	1,402	898
Shelf offering expenses	—	—	—	176,502	—
Other	8,825	10,524	8,243	5,731	5,382
Total expenses	331,867	404,876	320,967	346,103	112,960
Net investment income (loss)	4,689,636	4,670,052	3,624,062	1,495,546	985,851
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	677,871	140,893	503,589	(10,319)	58,484
Change in net unrealized appreciation (depreciation)
of Investments	(2,404,537)	(2,120,738)	(1,736,497)	(1,098,319)	(695,460)
Net realized and unrealized gain (loss)	(1,726,666)	(1,979,845)	(1,232,908)	(1,108,638)	(636,976)
Net increase (decrease) in net assets from operations	$2,962,970	$2,690,207	$2,391,154	$386,908	$348,875

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NXP		NXQ		NXR
	Six Months Ended 9/30/18	Year(1) Ended 3/31/18	Six Months Ended 9/30/18	Year(1) Ended 3/31/18	Six Months Ended 9/30/18	Year(1) Ended 3/31/18
Operations
Net investment income (loss)	$4,689,636	$9,264,151	$4,670,052	$9,214,639	$3,624,062	$7,221,869
Net realized gain (loss) from investments	677,871	1,059,679	140,893	1,332,796	503,589	908,980
Change in net unrealized appreciation
(depreciation) of investments	(2,404,537)	898,081	(2,120,738)	(338,540)	(1,736,497)	168,409
Net increase (decrease) in net assets
from operations	2,962,970	11,221,911	2,690,207	10,208,895	2,391,154	8,299,258
Distributions to Shareholders(2)
Dividends(3)	(4,523,694)	(9,188,237)	(4,463,859)	(9,283,764)	(3,404,891)	(7,030,252)
Decrease in net assets from
distributions to shareholders	(4,523,694)	(9,188,237)	(4,463,859)	(9,283,764)	(3,404,891)	(7,030,252)
Capital Share Transactions
Proceeds from shelf offering, net of
offering costs	—	—	—	—	—	—
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—	—	—
Net increase (decrease) in net assets
from capital share transactions	—	—	—	—	—	—
Net increase (decrease) in net assets	(1,560,724)	2,033,674	(1,773,652)	925,131	(1,013,737)	1,269,006
Net assets at the beginning of period	250,551,175	248,517,501	257,250,312	256,325,181	200,764,585	199,495,579
Net assets at the end of period	$248,990,451	$250,551,175	$255,476,660	$257,250,312	$199,750,848	$200,764,585

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.
(3)	For the fiscal year ended March 31, 2018, NXP, NXQ, NXR and NXNs’ distributions to shareholders were paid from net investment income, while NXC’s distributions were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

	NXC		NXN
	Six Months	Year(1)	Six Months	Year(1)
	Ended	Ended	Ended	Ended
	9/30/18	3/31/18	9/30/18	3/31/18
Operations
Net investment income (loss)	$1,495,546	$3,589,855	$985,851	$2,023,647
Net realized gain (loss) from investments	(10,319)	960,773	58,484	50,892
Change in net unrealized appreciation
(depreciation) of investments	(1,098,319)	(356,475)	(695,460)	(409,385)
Net increase (decrease) in net assets
from operations	386,908	4,194,153	348,875	1,665,154
Distributions to Shareholders(2)
Dividends(3)	(1,676,382)	(4,005,289)	(989,073)	(2,106,883)
Decrease in net assets from
distributions to shareholders	(1,676,382)	(4,005,289)	(989,073)	(2,106,883)
Capital Share Transactions
Proceeds from shelf offering, net of
offering costs	106,141	810,179	—	—
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	47,791	—	—
Net increase (decrease) in net assets
from capital share transactions	106,141	857,970	—	—
Net increase (decrease) in net assets	(1,183,333)	1,046,834	(640,198)	(441,729)
Net assets at the beginning of period	95,356,988	94,310,154	54,678,731	55,120,460
Net assets at the end of period	$94,173,655	$95,356,988	$54,038,533	$54,678,731

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.
(3)	For the fiscal year ended March 31, 2018, NXP, NXQ, NXR and NXNs’ distributions to shareholders were paid from net investment income, while NXC’s distributions were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

Financial Highlights (Unaudited)
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
NXP
Year Ended 3/31:
2019(e)	$15.12	$0.28	$(0.10)	$0.18	$(0.27)	$—	$(0.27)	$15.03	$13.91
2018	15.00	0.56	0.11	0.67	(0.55)	—	(0.55)	15.12	14.02
2017	15.46	0.56	(0.47)	0.09	(0.55)	—	(0.55)	15.00	14.03
2016	15.17	0.58	0.27	0.85	(0.56)	—	(0.56)	15.46	14.89
2015	14.43	0.60	0.76	1.36	(0.62)	—	(0.62)	15.17	14.51
2014	15.03	0.66	(0.62)	0.04	(0.64)	—	(0.64)	14.43	13.48

NXQ
Year Ended 3/31:
2019(e)	14.52	0.26	(0.11)	0.15	(0.25)	—	(0.25)	14.42	13.36
2018	14.47	0.52	0.05	0.57	(0.52)	—	(0.52)	14.52	13.47
2017	14.88	0.53	(0.42)	0.11	(0.52)	—	(0.52)	14.47	13.41
2016	14.64	0.55	0.23	0.78	(0.54)	—	(0.54)	14.88	14.13
2015	13.83	0.58	0.83	1.41	(0.60)	—	(0.60)	14.64	13.94
2014	14.38	0.62	(0.54)	0.08	(0.63)	—	(0.63)	13.83	13.12

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(c)

1.21%	1.15%	$248,990	0.26	%**	3.73	%**	11%
4.52	3.83	250,551	0.27		3.66		19
0.55	(2.20)	248,518	0.28		3.64		28
5.78	6.82	256,228	0.28		3.88		25
9.52	12.42	251,296	0.32(d	)	4.01(d	)	28
0.38	(3.37)	239,151	0.29		4.60		40

1.05	1.04	255,477	0.31	**	3.62	**	7
3.98	4.32	257,250	0.32		3.53		20
0.69	(1.56)	256,325	0.33		3.61		27
5.46	5.46	263,530	0.33		3.76		23
10.32	11.00	259,381	0.37(d	)	4.04(d	)	19
0.73	(1.51)	245,069	0.34		4.58		23

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXP		NXQ
Year Ended 3/31:		Year Ended 3/31:
2019(e)	—%	2019(e)	—%
2018	—	2018	—
2017	—	2017	—
2016	—	2016	—
2015	—	2015	—*
2014	—	2014	—*

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)
During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to			Ratios to
	Average Net Assets			Average Net Assets
NXP	Expenses(b)	Net Investment Income (Loss)	NXQ	Expenses(b)	Net Investment Income (Loss)
Year Ended 3/31:			Year Ended 3/31:
2015	0.35%	3.98%	2015	0.40%	4.01%

(e)	For the six months ended September 30, 2018.
*	Rounds to less than 0.01%.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Shelf Offering Costs	Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price
NXR
Year Ended 3/31:
2019(e)	$15.39	$0.28	$(0.10)	$0.18	$(0.26)	$—	$(0.26)	$—	$—		$15.31	$14.00
2018	15.29	0.55	0.09	0.64	(0.54)	—	(0.54)	—	—		15.39	14.23
2017	15.76	0.57	(0.51)	0.06	(0.53)	—	(0.53)	—	—		15.29	14.21
2016	15.34	0.58	0.40	0.98	(0.56)	—	(0.56)	—	—		15.76	14.89
2015	14.46	0.60	0.89	1.49	(0.61)	—	(0.61)	—	—		15.34	14.78
2014	14.94	0.64	(0.49)	0.15	(0.63)	—	(0.63)	—	—		14.46	13.67

NXC
Year Ended 3/31:
2019(e)	15.02	0.24	(0.19)	0.05	(0.26)	—	(0.26)	0.02	—		14.83	13.99
2018	15.00	0.57	0.09	0.66	(0.58)	(0.06)	(0.64)	—	—	*	15.02	13.90
2017	15.68	0.60	(0.56)	0.04	(0.62)	(0.10)	(0.72)	—	—		15.00	14.83
2016	15.52	0.64	0.19	0.83	(0.65)	(0.02)	(0.67)	—	—		15.68	16.70
2015	14.83	0.66	0.82	1.48	(0.68)	(0.11)	(0.79)	—	—		15.52	15.40
2014	15.72	0.67	(0.63)	0.04	(0.68)	(0.25)	(0.93)	—	—		14.83	14.25

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

1.18%	0.17%	$199,751	0.32	%**	3.60	%**	10%
4.19	3.87	200,765	0.33		3.55		15
0.37	(1.09)	199,496	0.33		3.61		29
6.56	4.76	205,595	0.34		3.81		22
10.46	12.87	200,153	0.38(d	)	3.99(d	)	21
1.18	(1.02)	188,653	0.35		4.51		30

0.49	2.56	94,174	0.54	**	3.32	**	13
4.37	(2.23)	95,357	0.37		3.73		20
0.20	(6.98)	94,310	0.37		3.89		24
5.51	13.25	98,494	0.37		4.18		10
10.20	13.84	97,421	0.37		4.30		7
0.50	1.07	93,011	0.38		4.55		14

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXR		NXC
Year Ended 3/31:		Year Ended 3/31:
2019(e)	—%	2019(e)	—%
2018	—	2018	—
2017	—	2017	—
2016	—	2016	—
2015	—	2015	—
2014	—	2014	0.01

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)
During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to
	Average Net Assets
		Net Investment
NXR	Expenses(b)	Income (Loss)
Year Ended 3/31:
2015	0.42%	3.96%

(e)	For the six months ended September 30, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending NAV	Ending Share Price
NXN
Year Ended 3/31:
2019(d)	$13.93	$0.25	$(0.16)	$0.09	$(0.25)	$—		$(0.25)	$13.77	$12.77
2018	14.04	0.52	(0.09)	0.43	(0.54)	—		(0.54)	13.93	12.98
2017	14.53	0.55	(0.49)	0.06	(0.55)	—		(0.55)	14.04	13.69
2016	14.52	0.57	(0.01)	0.56	(0.55)	—		(0.55)	14.53	14.06
2015	13.95	0.56	0.58	1.14	(0.57)	—		(0.57)	14.52	14.13
2014	14.70	0.60	(0.72)	(0.12)	(0.63)	—	*	(0.63)	13.95	13.41

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(c)

0.66%	0.32%	$54,039	0.41	%**	3.61	%**	7%
3.05	(1.41)	54,679	0.43		3.64		17
0.40	1.26	55,120	0.44		3.83		29
3.98	3.63	57,031	0.42		3.97		14
8.31	9.84	56,988	0.43		3.92		16
(0.69)	(5.46)	54,751	0.43		4.35		26

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXN
Year Ended 3/31:
2019(d)	0.02%**
2018	0.02
2017	0.02
2016	0.01
2015	0.01
2014	0.01

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	For the six months ended September 30, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Select Tax-Free Income Portfolio (NXP)
•	Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
•	Nuveen Select Tax-Free Income Portfolio 3 (NXR)
•	Nuveen California Select Tax-Free Income Portfolio (NXC)
•	Nuveen New York Select Tax-Free Income Portfolio (NXN)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NXP, NXQ, NXR, NXC, and NXN were organized as Massachusetts business trusts on January 29, 1992, March 30, 1992, May 28, 1992, March 30, 1992, and March 30, 1992, respectively.
The end of the reporting period for the Funds is September 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2018 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (Unaudited) (continued)

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NXP	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$240,507,838	$—		$240,507,838
Corporate Bonds**	—	—	158,790	***	158,790
Short-Term Investments**:
Municipal Bonds	—	6,200,000	—		6,200,000
Total	$—	$246,707,838	$158,790		$246,866,628

NXQ
Long-Term Investments:
Municipal Bonds*	$—	$250,743,658	$—		$250,743,658
Corporate Bonds**	—	—	248,354	***	248,354
Total	$—	$250,743,658	$248,354		$250,992,012

NXR
Long-Term Investments:
Municipal Bonds*	$—	$193,143,283	$—		$193,143,283
Corporate Bonds**	—	—	69,982	***	69,982
Short-Term Investments**:
Municipal Bonds	—	1,580,000	—		1,580,000
Total	$—	$194,723,283	$69,982		$194,793,265

NXC
Long-Term Investments**:
Municipal Bonds	$—	$89,773,950	$—		$89,773,950
Short-Term Investments**:
Municipal Bonds	—	4,500,000	—		4,500,000
Total	$—	$94,273,950	$—		$94,273,950

NXN
Long-Term Investments**:
Municipal Bonds	$—	$53,272,699	$—		$53,272,699

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a

Notes to Financial Statements (Unaudited) (continued)

Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NXP	NXQ	NXR	NXC	NXN
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$—	$—	$425,000
Floating rate obligations: externally-deposited Inverse Floaters	2,250,000	3,750,000	—	—	1,065,000
Total	$2,250,000	$3,750,000	$—	$—	$1,490,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NXP	NXQ	NXR	NXC	NXN
Average floating rate obligations outstanding	$—	$—	$—	$—	$425,000
Average annual interest rate and fees	—%	—%	—%	—%	1.94%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NXP	NXQ	NXR	NXC	NXN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$—	$—	$425,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	2,250,000	3,750,000	—	—	—
Total	$2,250,000	$3,750,000	$—	$—	$425,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Shares Equity Shelf Program and Offering Costs
NXC has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized shares, shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NXC
	Six Months Ended 9/30/18		Year Ended 3/31/18
Additional authorized shares	600,000	**	600,000	*
Shares sold	—		60,043
Offering proceeds, net of offering costs	$106,141		$810,179

*	Represents additional authorized shares for the period August 16, 2017 through March 31, 2018.
**	Represents additional authorized shares for the period April 1, 2018 through July 31, 2018.

Notes to Financial Statements (Unaudited) (continued)

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.
Shares Transactions
Transactions in shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NXC
	Six Months	Year
	Ended	Ended
	9/30/18	3/31/18
Shares:
Issued to shareholders due to reinvestment of distributions	—	3,121
Sold through shelf offering	—	60,043
Weighted average share:
Premium to NAV per shelf offering share sold	—	2.41%

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NXP	NXQ	NXR	NXC	NXN
Purchases	$26,068,605	$18,990,505	$20,200,432	$16,113,722	$3,919,284
Sales and maturities	26,833,514	20,297,046	23,915,824	11,297,844	4,373,140

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2018.

	NXP	NXQ	NXR	NXC	NXN
Tax cost of investments	$223,929,947	$232,309,216	$172,579,796	$88,300,249	$51,437,346
Gross unrealized:
Appreciation	$24,041,655	$19,918,720	$23,030,222	$6,190,587	$1,606,327
Depreciation	(1,104,974)	(1,235,924)	(816,753)	(216,886)	(195,443)
Net unrealized appreciation (depreciation) of investments	$22,936,681	$18,682,796	$22,213,469	$5,973,701	$1,410,884

Permanent differences, primarily due to distribution reallocations, taxable market discount and federal taxes paid, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2018, the Funds’ last tax year end, as follows:

	NXP	NXQ	NXR	NXC	NXN
Paid-in-surplus	$ (182)	$ (195)	$ (164)	$ —	$ —
Undistributed (Over-distribution of) net investment income	(7,839)	(168,379)	(80,921)	(4,003)	(7,082)
Accumulated net realized gain (loss)	8,021	168,574	81,085	4,003	7,082

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2018, the Funds’ last tax year end, were as follows:

	NXP	NXQ	NXR	NXC	NXN
Undistributed net tax-exempt income[1]	$553,621	$426,599	$263,457	$53,622	$95,779
Undistributed net ordinary income[2]	21,292	1,099	112	14,340	—
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2018, paid on April 2, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended March 31, 2018, was designated for purposes of the dividends paid deduction as follows:

	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income	$9,047,389	$8,927,719	$6,809,782	$3,663,427	$2,119,394
Distributions from net ordinary income[2]	140,848	356,046	220,470	16,317	3,188
Distributions from net long-term capital gains	—	—	—	357,343	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of March 31, 2018, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NXP	NXQ	NXR	NXN
Expiration: March 31, 2019	$—	$335,742	$—	$—
Not subject to expiration	4,949,754	8,930,729	2,503,440	1,253,214
Total	$4,949,754	$9,266,471	$2,503,440	$1,253,214

During the Funds’ last tax year ended March 31, 2018, the following Funds utilized capital loss carryforwards as follows:

	NXP	NXQ	NXR	NXN
Utilized capital loss carryforwards	$1,067,699	$1,501,370	$990,065	$57,974

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

NXC
Post-October capital losses[3]	$4,748
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2017 through March 31, 2018, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2018 through March 31, 2018 and/or specified losses incurred from November 1, 2017 through March 31, 2018.

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for NXP, is calculated according to the following schedule:

NXP
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.0500%
For the next $125 million	0.0375
For the next $250 million	0.0250
For the next $500 million	0.0125

The annual fund-level fee, payable monthly, for each Fund (excluding NXP) is calculated according to the following schedule:

NXQ
NXR
NXC
NXN
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2018, the complex-level fee for each Fund was 0.1588%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NXP	NXQ	NXR	NXC
Purchases	$5,636,676	$5,263,174	$2,480,884	$2,238,520
Sales	—	—	—	—

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

Notes to Financial Statements (Unaudited) (continued)

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
The Funds’ distributions from the prior fiscal period were paid from net investment income unless indicated in the following table.

NXC
Distributions to Shareholders
From net investment income	$(3,647,462)
From accumulated net realized gains	(357,827)
Decrease in net assets from distributions to shareholders	$(4,005,289)

In addition, as of March 31, 2018, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.

	NXP	NXQ	NXR	NXC	NXN
UNII at the end of period	$1,649,761	$617,271	$1,600,931	$(167,124)	$(51,798)

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXP	NXQ	NXR	NXC	NXN
Shares repurchased	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside invest- ment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•
Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•
Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•
Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•
Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganiza- tion of the compliance team adding further depth to its senior leadership;

•
Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:
••
Leverage Management Services – continuing activities to expand financing relationships and develop new product struc- tures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••
Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;
••
Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trad- ing of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen Select Tax-Free Income Portfolio, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one- and three-year periods and second quartile in the five-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low in relevancy. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Select Tax-Free Income Portfolio 2, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one- and three-year periods and first quartile in the five-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low in relevancy. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Select Tax-Free Income Portfolio 3, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark for the one-, three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low in relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen California Select Tax-Free Income Portfolio, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group and outperformed its benchmark in the one-, three- and five-year periods. In its review, the Board however, noted that the Performance Peer Group was classified as low in relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York Select Tax-Free Income Portfolio, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the longer three- and five-year periods, the Fund ranked in the third quartile in the one-year period and outperformed its benchmark in the one-, three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low in relevancy. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio below its respective peer averages.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-B-0918D 650714-INV-B-11/19

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Tax-Free Income Portfolio 3

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 5, 2018